UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09571

Nuveen Senior Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks high current income from portfolios of senior corporate loans.

Annual Report

July 31, 2011

Nuveen Senior
Income Fund

NSL

Nuveen Floating
Rate Income Fund

JFR

Nuveen Floating
Rate Income
Opportunity Fund

JRO

Nuveen Short
Duration Credit
Opportunities Fund

JSD

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds' investment adviser, changed its name to Nuveen Fund Advisors, Inc. ("Nuveen Fund Advisors"). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp—the parent of FAF Advisors—received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Common Share Distribution and Share Price Information	11

Performance Overviews	13

Report of Independent Registered Public Accounting Firm	17

Portfolios of Investments	18

Statement of Assets and Liabilities	48

Statement of Operations	49

Statement of Changes in Net Assets	50

Statement of Cash Flows	52

Financial Highlights	54

Notes to Financial Statements	58

Board Members and Officers	72

Annual Investment Management Agreement Approval Process	78

Reinvest Automatically, Easily and Conveniently	93

Glossary of Terms Used in this Report	95

Other Useful Information	99

Chairman's
Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
September 23, 2011

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody's or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by a national rating agency.

Nuveen Senior Income Fund (NSL)
Nuveen Floating Rate Income Fund (JFR)
Nuveen Floating Rate Income Opportunity Fund (JRO)
Nuveen Short Duration Credit Opportunities Fund (JSD)

The Funds feature management by Symphony Asset Management, LLC, an affiliate of Nuveen Investments. NSL, JFR and JRO are managed by Gunther Stein, chief investment officer at Symphony. Gunther has more than 20 years of investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt.

JSD, which commenced operations on May 25, 2011, is managed by Gunther Stein, Scott Caraher and Jenny Rhee. Scott and Jenny each have more than ten years of investment experience.

Here the team talks about general economic and market conditions, management strategies and the performance of the Funds for the current period ended July 31, 2011.

What were the general economic and market conditions for the reporting period ended July 31, 2011?

Economic growth was quite uneven over the twelve-month reporting period. The second half of 2010 began with widespread concerns about financial contagion from several European countries and very slow growth, raising the probability of a double-dip recession in the United States. These fears seemed to be quelled in late 2010 and early 2011 as another round of quantitative easing was introduced by the Federal Reserve and consumer spending rebounded sharply. However, this relief was relatively short-lived as renewed weakness in the housing market and higher food and energy prices put a damper on consumption at about the same time that supply chain disruptions from the Japanese tsunami and earthquake were distorting growth and suppressing job creation in many areas in the U.S. and around the world.

Throughout the period, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. After the end of the reporting period, at its August 2011 meeting, the central bank said that it anticipated keeping the fed funds rate at "exceptionally low levels" through mid-2013.

From a macro perspective, we ended the fiscal period facing many of the same uncertainties that we did one year earlier. The Greek bailout had yet to be finalized and fiscal concerns had spread to other European countries such as Ireland, Portugal, Italy and Spain. At the same time, fears about slowing U.S. economic growth bubbled to the

Nuveen Investments

surface again, causing consumer spending to pull back. The employment situation seemed to plateau, with the national jobless rate registering 9.1% in July 2011, down from 9.5% one year earlier. U.S. gross domestic product (GDP), a broad measure of the nation's economic health, increased at an annual rate of 1.0% for the second quarter of 2011, according to the Commerce Department.

In the U.S. Treasury market, short and intermediate rates remained at historically low levels, falling even further during the fiscal year. For example, yields on one-year Treasury bills began the period at 0.27% and ended at 0.20%, while five-year Treasury notes went from 1.60% to 1.36%. Rates on longer-term Treasury securities rose slightly over the year. The high-yield market, in particular, benefited from its high coupon levels in a low-interest rate market, leading to strong investor demand and record fund inflows into the asset class. Also, default rates continued to decrease as measured by Moody's speculative-grade default rate, which finished the fiscal year at 2.2%, down from 6.4% one year earlier. Across the high-yield sector, CCC-rated bonds were the best performers among the various quality tiers, returning 18.5% over the twelve-month period.

During most of the period, riskier assets, including senior secured loans and high yield bonds, traded positively as quantitative easing was underway, optimism about stability (and growth) increased, and sovereign concerns took a back burner. However, late in the period volatility began to increase as macro concerns about Europe (and later the U.S.) drove markets lower.

Toward the end of the period, there was price pressure in the senior loan market relative to the high yield bond market. This came despite the fact that loans usually are senior in a firm's capital structure and might be expected to outperform high yield securities in a negative market environment. Some believe this may have occurred because expectations for low interest rates over an extended period might make floating rate coupons less attractive to some investors, although institutional money continues to flow into the senior loan asset class.

What key strategies were used to manage the Funds during the twelve-month period ended July 31, 2011?

NSL, JFR and JRO have similar objectives and investment strategies. Each Fund is designed to seek a high level of current income by investing primarily in a portfolio of adjustable-rate, senior secured corporate loans. The Funds also may invest in unsecured senior loans, other debt securities, and equity securities and warrants acquired in connection with an investment in senior loans. A significant portion of each Fund's assets may be invested in instruments that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality.

JSD seeks to provide current income and the potential for capital appreciation. In seeking to achieve this, the Fund invests primarily in a blended portfolio of below investment grade adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. The Fund may also make limited tactical investments in other types of debt instruments and may enter into tactical short positions consisting primarily of high yield debt. Through these investments, the

Nuveen Investments

Fund seeks to capitalize on the credit spread opportunity (as measured by the difference in yield between below investment grade instruments and high grade benchmarks) that often prevails through all phases of the interest rate cycle, and to offer the opportunity for additional income if interest rates are rising.

During this period, NSL, JFR and JRO also entered into interest rate swaps to partially fix the interest cost of leverage, which each Fund obtains through the use of bank borrowings. This portion of the Funds is overseen by Nuveen Fund Advisors, Inc., an affiliate of Nuveen Investments.

How did the Funds perform over this reporting period?

The performance of the Funds, as well as the performance of comparative market indexes, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*

For periods ended 7/31/11

	Average Annual
Fund	1-Year	5-Year	10-Year
NSL	12.01%	5.13%	6.63%
JFR	11.31%	4.50%	N/A
JRO	12.77%	5.16%	N/A
CSFB Leveraged Loan Index**	8.33%	4.26%	9.89%
Barclays Capital Aggregate Bond Index**	4.44%	6.57%	5.66%

Cumulative
Fund	Since Inception*
JSD	0.49%
CSFB Leveraged Loan Index**	-0.06%
Barclays Capital Aggregate Bond Index**	1.37%

For the twelve-month period ended July 31, 2011, NSL, JFR and JRO outperformed the comparative indexes. JSD outperformed the CFSB Leveraged Loan Index and underperformed the Barclays Capital Aggregate Bond Index since its inception on May 25, 2011, through the end of the reporting period.

During most of the period, risk was largely rewarded, as many lower dollar-priced loans traded higher amid a benign environment for credit. Michaels Stores, the specialty retailer focused on arts and crafts, was one such position that performed well during most of period. Another example was Spanish Broadcasting, the media concern.

While there were few positions that saw significant negative performance during the year, positions such as Realogy—the parent company of real estate brokers Century 21, ERA, Coldwell Banker and Sotheby's International—saw flat to negative price action as company-specific issues overshadowed a generally good market environment for credit. In the case of Realogy, the company has significant leverage and despite overall stability in the credit market, the housing and employment markets continued to give few positive signals.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*  Returns less than one year are cumulative; all other returns are annualized. JSD's since inception return is from 5/25/11.

**  Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments

NSL, JFR and JRO also experienced negative performance in some of their higher leveraged credits. These included Tribune Company, the media conglomerate which had performed well during the market recovery but recently has suffered from an overall breakdown in confidence. Other higher-beta holdings declined as some mutual funds facing redemptions sold what generally were highly liquid holdings.

Over the relatively brief period from JSD's inception to the end of the reporting period, we concentrated on investing the Fund's assets in a range of income-producing securities that encompassed a number of different sectors and credit structures. We look forward to reporting on the Fund's investments and performance in future shareholder reports.

IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of NSL, JFR and JRO relative to their benchmarks was the Funds' use of financial leverage through the use of bank borrowings. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage generally had a positive effect on the performance of these three Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUND'S REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their inceptions, NSL, JFR and JRO issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the weekly auctions for those ARPS began in February 2008 to consistently fail, causing the Funds to pay the so-called "maximum rate" to ARPS shareholders under the terms of the ARPS in the Funds' charter documents. The Funds redeemed their ARPS at par in 2009, and since then have relied upon bank borrowings to create structural leverage.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (including JRO) received demand letters from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds' officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds' ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand

Nuveen Investments

Committee, the full Board of each fund unanimously adopted the Demand Committee's recommendation.

Subsequently, 33 of the funds that received demand letters (excluding JRO) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the "Cook County Chancery Court") on February 18, 2011 (the "Complaint"). The Complaint, filed on behalf of purported holders of each fund's common shares, also name Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the "Defendants"). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs' costs and disbursements in pursuing the action. The funds and other Defendants have filed a motion to dismiss the suit, which is still pending before the court. Nuveen Fund Advisors, Inc. believes that the Complaint is without merit, and is defending vigorously against these charges.

Regulatory Matters

During May 2011, Nuveen Securities, LLC, known as Nuveen Investments, LLC, prior to April 30, 2011, entered into a settlement with the Financial Industry Regulatory Authority (FINRA) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities, LLC neither admitted to nor denied FINRA's allegations. Nuveen Securities, LLC is the broker-dealer subsidiary of Nuveen Investments. The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities, LLC were false and misleading. Nuveen Securities, LLC agreed to a censure and the payment of a $3 million fine.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Funds' use of leverage creates the possibility of higher volatility for the Funds' per share NAV, market price, distributions and returns. There is no assurance that a Funds' leveraging strategy will be successful.

Nuveen Investments

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Illiquid Securities Risk. This is the risk that a Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for a Fund, the manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However, such a determination by the manager is not the equivalent of a rating by a rating agency.

Senior Loan Risk. Senior loans, both secured and unsecured, may not be rated by a national rating agency at the time of investment, generally will not be registered with the Securities and Exchange Commission and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to senior loans generally is less extensive than that available for more widely rated, registered and exchange-listed securities.

Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans. Some of the adjustable rate loans in which a Fund may invest will be unsecured, thereby increasing the risk of loss to the Fund in the event of Issuer default. Other adjustable rate loans may be secured by specific collateral, but there can be no assurance that liquidating this collateral would satisfy a borrower's obligation to the Fund in the event of borrower default, or that such collateral could be readily liquidated under such circumstances.

Nuveen Investments

Common Share Distribution and
Share Price Information

As noted earlier, NSL, JFR and JRO use leverage to potentially enhance opportunities for additional income for common shareholders. The Funds' use of this leverage strategy continued to provide incremental income, although the extent of this benefit was reduced to some degree by short-term interest rates that remained relatively high during the early part of the period. This, in turn, kept the Funds' borrowing costs high. During the current reporting period, NSL increased its monthly distribution once, JFR increased its monthly distribution four times and JRO increased its monthly distribution twice. JSD declared its first monthly per share distribution of $0.1135 on July 13, 2011, payable to shareholders on August 1, 2011.

During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's common share NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's common share NAV. As of July 31, 2011, all four Funds had positive UNII balances for tax purposes. NSL, JFR and JRO had positive UNII balances and JSD had a negative UNII balance for financial reporting purposes.

Common Share Repurchases

As of July 31, 2011, and since the inception of the Funds' repurchase programs, JFR and JRO have cumulatively repurchased and retired their common shares as shown in the accompanying table. Since the inception of the Fund's repurchase program, NSL has not repurchased any of its outstanding common shares. JSD is not authorized to repurchase its outstanding common shares.

Fund	Common Shares Repurchased and Retired	% of Outstanding Common Shares
JFR	147,593	0.3%
JRO	19,400	0.1%

During the current reporting period, JFR and JRO did not repurchase any of their outstanding common shares.

Shelf Equity Programs

During the current reporting period, NSL, JFR and JRO filed registration statements with the SEC authorizing the Funds to issue 2.9 million, 4.7 million and 2.8 million common shares, respectively, through a shelf offering. Under these equity shelf programs, the Funds, subject to market conditions, may raise additional capital from time to time in

Nuveen Investments

varying amounts and offering methods at a net price at or above each Fund's NAV per common share.

As of July 31, 2011, NSL, JFR and JRO had cumulatively sold 2,140,249, 796,632 and 2,068,353 common shares, respectively, through their shelf equity programs.

During the current reporting period, the Funds sold common shares through their shelf equity programs at an average premium to NAV per common share as shown in the accompanying table.

Fund	Common Shares Sold through Shelf Offering	Premium to NAV Per Share Sold
NSL	2,140,249	4.12%
JFR	796,632	1.50%
JRO	2,068,353	2.97%

Common Share Price Information

As of July 31, 2011, the Funds were trading at (+) premiums/(-) discounts to their common share NAVs as shown in the accompanying table.

Fund	7/31/11 (+) Premium/ (-) Discount	Twelve-Month Average (+) Premium/(-) Discount
NSL	(-)1.83%	(+)3.98%
JFR	(-)5.39%	(-)0.89%
JRO	(-)4.18%	(+)2.37%
JSD*	(-)3.72%	(+)3.11%

*  For the period May 25, 2011 (commencement of operations) through July 31, 2011.

Nuveen Investments

NSL

Performance

OVERVIEW

Nuveen Senior Income Fund

  as of July 31, 2011

Portfolio Allocation (as a % of total investments)1,2

2010-2011 Monthly Dividends Per Common Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Excluding investments in derivatives.

2  Holdings are subject to change.

Fund Snapshot

Common Share Price	$6.99
Common Share Net Asset Value	$7.12
Premium/(Discount) to NAV	-1.83%
Latest Dividend	$0.0410
Market Yield	7.04%
Net Assets Applicable to Common Shares ($000)	$227,986

Leverage

(as a % of managed assets)

Structural Leverage	24.49%
Effective Leverage	24.49%

Average Annual Total Return

(Inception 10/26/99)

	On Share Price	On NAV
1-Year	7.72%	12.01%
5-Year	5.57%	5.13%
10-Year	4.39%	6.63%

Portfolio Composition

(as a % of total investments)1,2

Media	9.4%
Health Care Providers & Services	9.4%
IT Services	7.8%
Hotels, Restaurants & Leisure	7.6%
Communications Equipment	3.9%
Specialty Retail	3.0%
Chemicals	3.0%
Real Estate Management & Development	2.7%
Diversified Consumer Services	2.6%
Building Products	2.6%
Leisure Equipment & Products	2.5%
Paper & Forest Products	2.4%
Diversified Telecommunication Services	2.0%
Wireless Telecommunication Services	2.0%
Oil, Gas & Consumable Fuels	1.9%
Food & Staples Retailing	1.9%
Auto Components	1.9%
Biotechnology	1.8%
Road & Rail	1.7%
Pharmaceuticals	1.7%
Food Products	1.7%
Software	1.6%
Short-Term Investments	5.9%
Other	19.0%

Top Five Issuers

(as a % of total long-term investments)1,2

U.S. Foodservice, Inc.	2.5%
Infor Global Solutions Intermediate Holdings, Ltd.	2.4%
Clear Channel Communications, Inc.	2.4%
First Data Corporation	2.3%
Avaya Inc.	2.1%

Nuveen Investments

Fund Snapshot

Common Share Price	$11.41
Common Share Net Asset Value	$12.06
Premium/(Discount) to NAV	-5.39%
Latest Dividend	$0.0615
Market Yield	6.47%
Net Assets Applicable to Common Shares ($000)	$580,419

Leverage

(as a % of managed assets)

Structural Leverage	25.41%
Effective Leverage	25.41%

Average Annual Total Return

(Inception 3/25/04)

	On Share Price	On NAV
1-Year	7.96%	11.31%
5-Year	5.01%	4.50%
Since Inception	3.67%	4.67%

Portfolio Composition

(as a % of total investments)1,2

Health Care Providers & Services	8.9%
Media	8.8%
IT Services	8.0%
Hotels, Restaurants & Leisure	5.6%
Specialty Retail	4.5%
Communications Equipment	3.9%
Chemicals	3.4%
Wireless Telecommunication Services	3.2%
Real Estate Management & Development	3.1%
Building Products	3.1%
Leisure Equipment & Products	2.6%
Oil, Gas & Consumable Fuels	2.5%
Semiconductors & Equipment	2.4%
Auto Components	2.2%
Road & Rail	2.1%
Pharmaceuticals	2.1%
Food & Staples Retailing	2.0%
Diversified Consumer Services	1.9%
Real Estate Investment Trust	1.8%
Biotechnology	1.7%
Household Products	1.7%
Asset-Backed Securities	0.4%
Investment Companies	1.5%
Warrants	0.5%
Short-Term Investments	3.8%
Other	18.3%

Top Five Issuers

(as a % of total long-term investments)1,2

Univision Communications, Inc.	2.8%
U.S. Foodservice, Inc.	2.3%
First Data Corporation	2.3%
Avaya Inc.	2.2%
Clear Channel Communications, Inc.	2.2%

JFR

Performance

OVERVIEW

Nuveen Floating Rate Income
Fund

  as of July 31, 2011

Portfolio Allocation (as a % of total investments)1,2

2010-2011 Monthly Dividends Per Common Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Excluding investments in derivatives.

2  Holdings are subject to change.

Nuveen Investments

JRO

Performance

OVERVIEW

Nuveen Floating Rate Income Opportunity Fund

  as of July 31, 2011

Portfolio Allocation (as a % of total investments)1,2

2010-2011 Monthly Dividends Per Common Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Excluding investments in derivatives.

2  Holdings are subject to change.

Fund Snapshot

Common Share Price	$11.46
Common Share Net Asset Value	$11.96
Premium/(Discount) to NAV	-4.18%
Latest Dividend	$0.0665
Market Yield	6.96%
Net Assets Applicable to Common Shares ($000)	$364,883

Leverage

(as a % of managed assets)

Structural Leverage	24.32%
Effective Leverage	24.32%

Average Annual Total Return

(Inception 7/27/04)

	On Share Price	On NAV
1-Year	5.20%	12.77%
5-Year	5.78%	5.16%
Since Inception	4.36%	5.22%

Portfolio Composition

(as a % of total investments)1,2

Media	9.3%
IT Services	8.9%
Health Care Providers & Services	7.4%
Hotels, Restaurants & Leisure	5.3%
Communications Equipment	3.8%
Wireless Telecommunication Services	3.7%
Real Estate Management & Development	3.5%
Chemicals	3.4%
Building Products	3.3%
Auto Components	3.1%
Specialty Retail	3.0%
Diversified Consumer Services	2.6%
Oil, Gas & Consumable Fuels	2.5%
Leisure Equipment & Products	2.4%
Pharmaceuticals	2.3%
Road & Rail	2.2%
Diversified Telecommunication Services	2.0%
Real Estate Investment Trust	1.9%
Household Products	1.9%
Internet Software & Services	1.8%
Biotechnology	1.8%
Asset-Backed Securities	0.4%
Warrants	0.7%
Short-Term Investments	3.9%
Other	18.9%

Top Five Issuers

(as a % of total long-term investments)1,2

Clear Channel Communications, Inc.	3.6%
First Data Corporation	2.9%
Infor Global Solutions Intermediate Holdings, Ltd.	2.7%
U.S. Foodservice, Inc.	2.7%
Federal-Mogul Corporation	2.6%

Nuveen Investments

Fund Snapshot

Common Share Price	$18.37
Common Share Net Asset Value	$19.08
Premium/(Discount) to NAV	-3.72%
Latest Dividend	$0.1135
Market Yield	7.41%
Net Assets Applicable to Common Shares ($000)	$190,868

Average Annual Total Return

(Inception 5/25/11)

	On Share Price	On NAV
Since Inception	-7.58%	0.49%

Portfolio Composition

(as a % of total investments)1

IT Services	11.4%
Health Care Providers & Services	7.4%
Industrial Conglomerates	6.7%
Hotels, Restaurants & Leisure	6.5%
Communications Equipment	5.7%
Oil, Gas & Consumable Fuels	4.6%
Software	4.5%
Specialty Retail	4.3%
Biotechnology	3.7%
Chemicals	3.6%
Real Estate Investment Trust	3.5%
Diversified Consumer Services	3.3%
Internet Software & Services	3.2%
Pharmaceuticals	3.2%
Media	3.2%
Energy Equipment & Services	2.8%
Metals & Mining	2.2%
Leisure Equipment & Products	2.1%
Other	18.1%

Top Five Issuers

(as a % of total long-term investments)1

Attachmate Corporation	2.4%
Alkermes, Inc.	2.2%
San Juan Cable LLC	2.1%
Frac Tech International LLC	2.1%
Avaya Inc.	2.1%

JSD

Performance

OVERVIEW

Short Duration Credit Opportunities Fund

  as of July 31, 2011

Portfolio Allocation (as a % of total investments)1

2011 Monthly Dividends Per Common Share2

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Holdings are subject to change.

2  The Fund declared its first monthly per share distribution of $0.1135 on July 31, 2011, payable to shareholders on August 1, 2011.

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Senior Income Fund
Nuveen Floating Rate Income Fund
Nuveen Floating Rate Income Opportunity Fund
Nuveen Short Duration Credit Opportunities Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, and Nuveen Short Duration Credit Opportunities Fund (the "Funds") as of July 31, 2011, and the related statements of operations, changes in net assets, cash flows, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian, agent bank, counterparty and brokers or by other appropriate auditing procedures where replies from agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, and Nuveen Short Duration Credit Opportunities Fund at July 31, 2011, and the results of their operations, the changes in their net assets, their cash flows, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 28, 2011

Nuveen Investments

NSL

Nuveen Senior Income Fund

Portfolio of INVESTMENTS

  July 31, 2011

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 113.5% (84.8% of Total Investments) (4)
	Aerospace & Defense – 2.2% (1.6% of Total Investments)
$574	DAE Aviation Holdings, Inc., Term Loan B1	5.260%	7/31/14	B+	$573,511
552	DAE Aviation Holdings, Inc., Term Loan B2	5.260%	7/31/14	B+	551,051
225	Hawker Beechcraft LLC, LC Facility	2.246%	3/26/14	B-	185,487
3,636	Hawker Beechcraft LLC, Term Loan	2.195%	3/26/14	B-	2,999,579
635	Transdigm, Inc., Term Loan	4.000%	6/30/17	Ba2	636,694
5,622	Total Aerospace & Defense				4,946,322
	Airlines – 1.0% (0.8% of Total Investments)
2,000	Delta Air Lines, Inc. Revolving Loan, Delayed Draw, (7)	0.750%	3/28/13	Ba2	(75,000)
2,502	United Air Lines, Inc., Term Loan B	2.188%	2/01/14	B+	2,393,766
4,502	Total Airlines				2,318,766
	Auto Components – 2.6% (1.9% of Total Investments)
889	Autoparts Holdings, Ltd., Term Loan, Second Lien, WI/DD	TBD	TBD	Caa1	906,667
560	Autoparts Holdings, Ltd., Term Loan, WI/DD	TBD	TBD	B1	563,850
3,025	Federal-Mogul Corporation, Tranche B, Term Loan	2.128%	12/29/14	Ba2	2,888,549
1,544	Federal-Mogul Corporation, Tranche C, Term Loan	2.128%	12/28/15	Ba2	1,474,148
6,018	Total Auto Components				5,833,214
	Automobiles – 0.8% (0.6% of Total Investments)
2,000	Chrysler Group LLC, Term Loan	6.000%	5/24/17	Ba2	1,950,626
	Biotechnology – 1.6% (1.2% of Total Investments)
1,250	Alkermes, Inc., Term Loan, First Lien, WI/DD	TBD	TBD	B1	1,254,688
667	Alkermes, Inc., Term Loan, Second Lien, WI/DD	TBD	TBD	Caa1	676,668
1,800	Grifols, Term Loan	6.000%	6/01/17	BB	1,809,938
3,717	Total Biotechnology				3,741,294
	Building Products – 2.1% (1.6% of Total Investments)
2,000	Goodman Global Inc., Second Lien Term Loan	9.000%	10/28/17	B-	2,061,042
2,647	Goodman Global Inc., Term Loan	5.750%	10/28/16	B+	2,663,018
4,647	Total Building Products				4,724,060
	Capital Markets – 0.4% (0.3% of Total Investments)
294	BNY Convergex Group LLC, Incremental Term Loan	5.250%	12/19/16	B+	294,974
701	BNY Convergex Group LLC, Term Loan	5.250%	12/19/16	B+	702,981
995	Total Capital Markets				997,955
	Chemicals – 4.0% (3.0% of Total Investments)
3,750	Ashland, Inc., Term Loan, WI/DD	TBD	TBD	Baa3	3,760,841
559	Ineos US Finance LLC, Tranche B2	7.500%	12/16/13	CCC+	579,023
559	Ineos US Finance LLC, Tranche C2	8.000%	12/16/14	CCC+	579,393
706	Styron S.a.r.l. Corporation,Term Loan	6.000%	8/02/17	B+	707,701
3,483	Univar, Inc., Term Loan	5.000%	6/30/17	B2	3,480,947
9,057	Total Chemicals				9,107,905
	Commercial Banks – 0.4% (0.3% of Total Investments)
1,000	SourceHov LLC, Term Loan B, First Lien	6.625%	4/28/17	B1	953,750

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Commercial Services & Supplies – 0.5% (0.4% of Total Investments)
$1,250	KAR Auction Services, Inc., Term Loan	5.000%	5/19/17	BB-	$1,256,920
	Communications Equipment – 4.5% (3.4% of Total Investments)
249	CommScope Inc., Term Loan	5.000%	1/14/18	BB	250,698
3,026	Intelsat, Term Loan	5.250%	4/02/18	N/R	3,038,751
3,118	Avaya Inc., Term Loan	TBD	TBD	B1	3,004,075
3,269	Avaya Inc., Term Loan	TBD	TBD	B1	3,160,390
865	Telcordia Technologies, Inc., New Term Loan	6.750%	4/30/16	B+	866,005
10,527	Total Communications Equipment				10,319,919
	Consumer Finance – 1.1% (0.8% of Total Investments)
2,625	Springleaf Financial Funding Company, Term Loan	5.500%	5/10/17	B3	2,573,114
	Diversified Consumer Services – 3.5% (2.6% of Total Investments)
2,154	Cengage Learning Acquisitions, Inc., Term Loan, DD1	2.500%	7/03/14	B+	1,887,594
2,985	Advantage Sales and Marketing, Inc., Term Loan, First Lien	5.250%	12/18/17	B+	3,006,999
1,194	Brickman Group Holdings, Inc., Tranche B, Term Loan	7.250%	10/14/16	B+	1,210,791
1,995	Laureate Education, Inc., Extended Term Loan, WI/DD	TBD	TBD	B1	1,907,719
8,328	Total Diversified Consumer Services				8,013,103
	Diversified Financial Services – 1.2% (0.9% of Total Investments)
1,036	CIT Group, Inc., Tranche 3, Term Loan	6.250%	8/11/15	BB	1,041,422
1,693	FoxCo Acquisition Sub LLC, Term Loan	4.750%	7/14/15	Caa2	1,693,616
2,729	Total Diversified Financial Services				2,735,038
	Diversified Telecommunication Services – 2.6% (2.0% of Total Investments)
1,000	Charter Communications Operating Holdings LLC, Holdco Term Loan	2.687%	3/06/14	BB+	975,000
2,000	Intelsat, Unsecured Term Loan	2.750%	2/01/14	BB-	1,908,750
2,267	Level 3 Financing, Inc., Term Loan	2.479%	3/13/14	B+	2,194,215
994	WideOpenWest Finance LLC, Term Loan, First Lien	2.687%	6/30/14	B-	962,774
6,261	Total Diversified Telecommunication Services				6,040,739
	Electric Utilities – 0.3% (0.2% of Total Investments)
854	TXU Corporation, 2014 Term Loan	3.688%	10/10/14	B2	677,031
	Electrical Equipment – 0.3% (0.2% of Total Investments)
599	Sensus Metering Systems, Inc., Term Loan, First Lien	4.750%	5/09/17	Ba3	601,492
	Electronic Equipment & Instruments – 0.4% (0.3% of Total Investments)
998	NDS Group, Ltd., Term Loan	4.000%	3/12/18	Ba2	989,084
	Energy Equipment & Services – 0.5% (0.4% of Total Investments)
1,111	Gibson Energy, ULC Term Loan	5.750%	6/15/18	B1	1,110,070
	Food & Staples Retailing – 2.6% (1.9% of Total Investments)
6,145	U.S. Foodservice, Inc., Term Loan	2.690%	7/03/14	B2	5,833,356
	Food Products – 2.2% (1.7% of Total Investments)
1,000	Great Atlantic and Pacific Tea Company, Inc., Term Loan	8.750%	6/14/12	Caa2	1,012,500
1,798	Michael Foods Group, Inc., Term Loan	4.250%	2/25/18	B1	1,800,311
1,985	Pierre Foods, Inc., Term Loan	7.000%	9/30/16	B+	2,006,091
222	Pinnacle Foods Finance LLC, Tranche D, Term Loan	6.000%	4/02/14	Ba3	223,652
5,005	Total Food Products				5,042,554
	Health Care Equipment & Supplies – 0.4% (0.3% of Total Investments)
235	Fenwal, Inc., Delayed Term Loan	2.504%	2/28/14	B	223,640
745	Fenwal, Inc., Term Loan	2.504%	2/28/14	B-	709,779
980	Total Health Care Equipment & Supplies				933,419

Nuveen Investments

NSL

Nuveen Senior Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2011

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Health Care Providers & Services – 11.9% (8.9% of Total Investments)
$1,469	Sun Healthcare Group, Inc., Term Loan	7.500%	10/18/16	Ba2	$1,463,823
1,481	Ardent Medical Services, Inc., Term Loan	6.500%	9/15/15	B	1,483,102
122	Community Health Systems, Inc., Extended Term Loan	3.754%	1/25/17	B3	119,159
496	Emergency Medical Services, Term Loan	5.250%	5/25/18	B+	494,301
784	Gentiva Health Services, Inc., Term Loan B	4.750%	8/17/16	Ba2	772,082
2,100	Golden Living, Term Loan	5.000%	5/04/18	B1	2,050,125
1,130	Healthspring, Term Loan	6.000%	10/21/16	Ba3	1,126,727
1,833	Kindred Healthcare, Term Loan	5.250%	6/01/18	Ba3	1,833,791
740	LifeCare Holdings, Inc., Term Loan Add On, WI/DD	TBD	TBD	CCC-	755,725
4,090	LifeCare, Term Loan	7.996%	2/01/16	B2	4,176,575
923	MultiPlan, Inc., Term Loan B	4.750%	8/26/17	B	919,759
1,496	National Mentor Holdings, Inc., Tranche B	7.000%	2/09/17	B+	1,492,883
448	Renal Advantage, Inc., Tranche B, Term Loan	5.750%	12/17/16	Ba3	450,129
2,000	Select Medical Corporation, Term Loan	5.500%	6/01/18	BB-	1,968,726
4,695	Skilled Healthcare Group, Inc., Term Loan	5.250%	4/09/16	B1	4,689,086
1,757	Universal Health Services, Inc., Term Loan B	4.000%	11/15/16	NA	1,762,786
1,558	Vanguard Health Holding Company II LLC, Initial Term Loan	5.000%	1/29/16	Baa2	1,561,671
27,122	Total Health Care Providers & Services				27,120,450
	Hotels, Restaurants & Leisure – 10.0% (7.5% of Total Investments)
1,980	24 Hour Fitness Worldwide, Inc., New Term Loan	6.750%	4/22/16	Ba2	1,970,100
1,000	Harrah's Operating Company, Inc., Term Loan B1	3.253%	1/28/15	B	903,956
1,000	Harrah's Operating Company, Inc., Term Loan B2	3.230%	1/28/15	B-	902,229
985	Harrah's Operating Company, Inc., Term Loan B3	3.253%	1/28/15	B	889,331
1,786	Orbitz Worldwide, Inc., Term Loan	3.221%	7/25/14	BB-	1,642,140
677	Travelport LLC, Delayed Term Loan	4.746%	8/21/15	N/R	653,564
213	Travelport LLC, Letter of Credit	4.746%	8/23/15	Caa1	205,772
464	Travelport LLC, Term Loan	4.746%	8/21/15	Ba2	447,942
1,400	Caesars Octavius LLC, Term Loan	9.250%	4/25/17	B3	1,410,209
3,448	CCM Merger, Inc., Term Loan	7.000%	3/01/17	B3	3,499,724
998	Dunkin Brands, Inc., Term Loan B2	4.250%	11/23/17	B2	998,591
1,611	Herbst Gaming LLC, Term Loan	10.000%	12/31/15	B+	1,658,779
404	OSI Restaurant Partners LLC, Revolver	2.499%	6/14/13	CCC	390,080
3,786	OSI Restaurant Partners LLC, Term Loan	2.500%	6/14/14	B+	3,653,840
1,000	QCE LLC, Term Loan	5.937%	11/05/13	N/R	747,500
706	Reynolds Group Holdings, Inc., US Term Loan	4.250%	2/09/18	BB	701,500
1,026	Seaworld Parks and Entertainment, Inc., Term Loan B	4.000%	8/17/17	BB+	1,029,515
1,100	Six Flags Theme Parks, Inc., Tranche B, Term Loan	5.250%	6/30/16	B1	1,107,334
23,584	Total Hotels, Restaurants & Leisure				22,812,106
	Household Durables – 1.1% (0.8% of Total Investments)
2,570	Spectrum Brands, Inc., Term Loan	5.000%	6/17/16	B	2,590,415
	Household Products – 1.3% (1.0% of Total Investments)
2,985	Visant Corporation, Term Loan	5.250%	12/22/16	B3	2,968,197
	Industrial Conglomerates – 1.6% (1.2% of Total Investments)
667	Eagle Parent, Inc., Term Loan	5.000%	5/16/18	Ba3	651,667
922	Evertec, Inc., Term Loan	5.500%	9/30/16	NA	924,576
780	Presidio, Inc., Term Loan	7.250%	3/31/17	Ba3	780,975
1,247	U.S. Foodservice, Inc., Term Loan, First Lien	5.750%	3/31/17	B3	1,230,510
3,616	Total Industrial Conglomerates				3,587,728
	Internet Software & Services – 2.2% (1.6% of Total Investments)
1,900	Sabre, Inc., Term Loan	2.206%	9/30/14	N/R	1,712,671
1,443	Open Solutions, Inc., Term Loan B	2.375%	1/23/14	BB-	1,257,269
1,957	SkillSoft Corporation, Term Loan	6.500%	5/26/17	BB	1,982,455
5,300	Total Internet Software & Services				4,952,395

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	IT Services – 9.1% (6.8% of Total Investments)
$82	First Data Corporation, Term Loan B1	2.937%	9/24/14	Ba3	$76,979
540	Infor Global Solutions Intermediate Holdings, Ltd., Extended Delayed Draw Term Loan	5.940%	7/28/15	N/R	523,330
1,000	Attachmate Corporation, Term Loan	6.500%	4/27/17	BB-	1,004,583
3,633	First Data Corporation, Extended Term Loan	4.187%	3/24/18	B1	3,346,433
124	First Data Corporation, Term Loan B2	2.937%	9/24/14	Ba3	115,544
181	First Data Corporation, Term Loan B3	2.937%	9/24/14	Ba3	168,656
4,598	Frac Tech International LLC, Term Loan	6.250%	5/06/16	B+	4,597,448
1,103	Infor Global Solutions Intermediate Holdings, Ltd., Holdco PIK Term Loan	0.000%	9/02/14	B	830,302
1,540	Infor Global Solutions Intermediate Holdings, Ltd., Second Lien Delayed Draw	6.437%	3/02/14	B+	1,350,067
1,000	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B2	7.250%	7/28/15	B+	990,000
2,660	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, Second Lien	6.437%	3/02/14	B+	2,328,333
1,027	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	5.940%	7/28/15	B+	1,002,739
2,000	SRA International, Term Loan	6.500%	7/20/18	B1	1,939,166
896	Syniverse Holdings, Inc., Term Loan	5.250%	12/21/17	BB-	898,858
1,500	VFH Parent LLC, Term Loan	7.500%	7/08/16	NA	1,486,875
21,884	Total IT Services				20,659,313
	Leisure Equipment & Products – 3.3% (2.5% of Total Investments)
1,896	BLB Management Services, Inc., Term Loan	8.500%	11/05/15	BB-	1,903,826
942	Cedar Fair LP, Term Loan	4.000%	12/15/17	Ba2	944,773
1,500	Academy, Ltd., Term Loan, WI/DD	TBD	TBD	B2	1,496,562
3,229	Bombardier Recreational Products, Inc., Term Loan	2.750%	6/28/13	B-	3,156,610
7,567	Total Leisure Equipment & Products				7,501,771
	Machinery – 0.2% (0.2% of Total Investments)
500	Terex Corporation, Term Loan, WI/DD	TBD	TBD	Ba2	501,407
	Media – 9.0% (6.7% of Total Investments)
949	Emmis Operating Company, Term Loan	4.246%	11/01/13	B+	902,028
1,466	Gray Television, Inc., Term Loan B	3.690%	12/31/14	B	1,437,424
3,910	Tribune Company, Term Loan B, (5)	0.000%	6/04/14	D	2,709,053
4,890	Univision Communications, Inc., Term Loan	4.437%	3/31/17	B2	4,657,327
1,858	Yell Group PLC, Term Loan	3.937%	7/31/14	A1	654,797
1,436	Carmike Cinemas, Inc., Term Loan	5.500%	1/27/16	B1	1,443,550
2,000	Cumulus Media, Inc., Term Loan, First Lien, WI/DD	TBD	TBD	Ba2	1,993,326
1,000	Cumulus Media, Inc., Term Loan, Second Lien, WI/DD	TBD	TBD	B2	1,005,833
1,596	Interactive Data Corporation, Term Loan B	4.750%	2/11/18	B+	1,597,192
654	Miramax Film LLC, Term Loan	7.750%	6/22/16	Ba2	664,174
2,942	Spanish Broadcasting System, Inc., Term Loan B	2.000%	6/11/12	CCC+	2,832,127
1,005	SuperMedia, Term Loan	11.000%	12/31/15	NA	575,196
23,706	Total Media				20,472,027
	Metals & Mining – 0.3% (0.2% of Total Investments)
595	Fairmount Minerals, Ltd., Tranche B, Term Loan	5.250%	3/15/17	BB-	596,983
	Multiline Retail – 0.9% (0.6% of Total Investments)
1,000	Bass Pro Group LLC, Term Loan B	5.250%	6/13/17	B1	994,375
1,000	Neiman Marcus Group, Inc., Term Loan	4.750%	5/16/18	BB-	988,498
2,000	Total Multiline Retail				1,982,873
	Oil, Gas & Consumable Fuels – 2.0% (1.5% of Total Investments)
1,131	Western Refining, Inc., Term Loan	7.500%	3/15/17	B	1,144,709
331	Alon USA Energy, Inc., Edgington Facility	2.490%	8/05/13	NA	306,379
2,650	Alon USA Energy, Inc., Paramount Facility	2.483%	8/05/13	BB	2,450,944
772	Big West Oil LLC, Term Loan	7.000%	3/31/16	N/R	778,202
4,884	Total Oil, Gas & Consumable Fuels				4,680,234

Nuveen Investments

NSL

Nuveen Senior Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2011

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Paper & Forest Products – 2.8% (2.1% of Total Investments)
$2,791	Newark Group, Inc., DIP Term Loan	12.500%	3/31/14	Ca	$2,888,915
3,657	Wilton Products, Term Loan	3.510%	8/01/14	N/R	3,519,640
6,448	Total Paper & Forest Products				6,408,555
	Personal Products – 1.6% (1.2% of Total Investments)
1,363	NBTY, Inc., Term Loan B1	4.250%	10/01/17	BB-	1,364,759
2,222	Revlon Consumer Products Corporation, Term Loan	4.750%	11/19/17	BB-	2,228,373
3,585	Total Personal Products				3,593,132
	Pharmaceuticals – 2.3% (1.7% of Total Investments)
1,114	ConvaTec Healthcare, Term Loan	5.750%	12/30/16	Ba3	1,116,134
2,000	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5)	0.000%	5/03/13	BB	57,000
1,894	Graceway Pharmaceuticals LLC, Term Loan, (5)	4.937%	5/03/12	BB	1,048,590
2,400	Quintiles Transnational Corporation, Term Loan B	5.000%	6/08/18	BB-	2,394,000
286	Warner Chilcott Corporation, Term Loan B1	4.250%	3/17/18	BBB-	286,687
143	Warner Chilcott Corporation, Term Loan B2	4.250%	3/17/18	BBB-	143,344
197	Warner Chilcott Corporation, Term Loan B3	4.250%	3/17/18	BBB-	197,098
8,034	Total Pharmaceuticals				5,242,853
	Professional Services – 1.0% (0.7% of Total Investments)
1,704	U.S. Investigations Services, Inc., Term Loan	7.750%	2/21/15	B+	1,717,406
629	Vertrue Inc., Term Loan	5.310%	8/16/14	CCC+	515,635
2,333	Total Professional Services				2,233,041
	Real Estate Investment Trust – 1.8% (1.3% of Total Investments)
2,231	iStar Financial, Inc., Tranche A1	5.000%	6/28/13	B2	2,205,417
900	Walter Investment Management Corporation, Term Loan, First Lien	7.750%	6/30/16	B	894,750
900	Walter Investment Management Corporation, Term Loan, Second Lien	12.500%	12/30/16	B+	897,000
4,031	Total Real Estate Investment Trust				3,997,167
	Real Estate Management & Development – 3.6% (2.7% of Total Investments)
2,722	Realogy Corporation, Delayed Term Loan	4.518%	10/10/16	Caa1	2,458,731
3,935	Capital Automotive LP, Tranche B	5.000%	3/11/17	B+	3,942,456
1,750	LNR Property Corporation, Term Loan	4.750%	4/29/16	Ba2	1,754,923
8,407	Total Real Estate Management & Development				8,156,110
	Road & Rail – 1.9% (1.4% of Total Investments)
3,891	Swift Transportation Company, Inc., Term Loan	6.000%	3/01/17	B1	3,915,150
387	Avis Budget Car Rental LLC, Term Loan	5.750%	4/19/14	Ba3	389,052
4,278	Total Road & Rail				4,304,202
	Semiconductors & Equipment – 1.9% (1.4% of Total Investments)
1,185	Freescale Semiconductor, Inc., Term Loan	4.436%	12/01/16	B1	1,180,857
1,995	NXP Semiconductor LLC, Term Loan	4.500%	3/04/17	B3	1,997,494
1,110	Spansion LLC, Term Loan	4.750%	2/09/15	B	1,114,619
4,290	Total Semiconductors & Equipment				4,292,970
	Software – 1.8% (1.4% of Total Investments)
2,000	IPC Systems, Inc., Term Loan, Second Lien	5.496%	6/01/15	CCC+	1,865,000
1,359	IPC Systems, Inc., Term Loan	2.496%	6/02/14	B+	1,314,662
995	Vertafore, Inc., Term Loan	5.250%	7/29/16	B2	996,244
4,354	Total Software				4,175,906
	Specialty Retail – 4.1% (3.0% of Total Investments)
1,405	Michaels Stores, Inc., Term Loan B1	2.500%	10/31/13	N/R	1,383,329
1,436	Toys "R" Us – Delaware, Inc., Term Loan	6.000%	9/01/16	BB-	1,436,413
880	Toys "R" Us – Delaware Inc., Term Loan	5.250%	5/17/18	B1	876,150

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Specialty Retail (continued)
$1,975	Burlington Coat Factory Warehouse Corporation, Term Loan B	6.250%	2/23/17	B-	$1,977,834
412	Claire's Stores, Inc., Term Loan B	2.997%	5/29/14	NA	378,081
998	J Crew Group, Term Loan	4.750%	3/07/18	BB+	960,163
2,250	Jo-Ann Stores, Inc., Term Loan	4.750%	3/16/18	B+	2,227,149
9,356	Total Specialty Retail				9,239,119
	Wireless Telecommunication Services – 2.6% (2.0% of Total Investments)
1,938	Asurion LLC, Term Loan, First Lien	5.500%	5/24/18	B+	1,925,479
4,820	Clear Channel Communications, Inc., Tranche B, Term Loan	3.837%	1/29/16	Caa1	4,033,241
6,758	Total Wireless Telecommunication Services				5,958,720
$273,157	Total Variable Rate Senior Loan Interests (cost $263,870,881)				258,727,405
Shares	Description (1)				Value
	Common Stocks – 3.3% (2.5% of Total Investments)
	Building Products – 1.4% (1.0% of Total Investments)
88,501	Masonite Worldwide Holdings, (6), (8)				$3,141,786
	Hotels, Restaurants & Leisure – 0.1% (0.1% of Total Investments)
40,968	BLB Worldwide Holdings Inc., (6), (8)				435,284
	Media – 1.8% (1.4% of Total Investments)
85,405	Citadel Broadcasting Corporation, (6)				2,925,121
51,773	Metro-Goldwyn-Mayer, (6), (8)				1,137,712
	Total Media				4,062,833
	Total Common Stocks (cost $10,418,001)				7,639,903
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 0.4% (0.3% of Total Investments)
	Communications Equipment – 0.4% (0.3% of Total Investments)
$850	Nortel Networks Corporation, (5), (13)	1.750%	4/15/12	N/R	$861,687
$850	Total Convertible Bonds (cost $710,500)				861,687
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 8.7% (6.5% of Total Investments)
	Biotechnology – 0.8% (0.6% of Total Investments)
$2,000	Angiotech Pharmaceuticals Inc.	4.004%	12/01/13	N/R	$1,770,000
	Communications Equipment – 0.3% (0.2% of Total Investments)
650	Nortel Networks Limited	10.750%	7/15/16	N/R	735,313
	Health Care Equipment & Supplies – 0.5% (0.4% of Total Investments)
1,000	Merge Healthcare Inc.	11.750%	5/01/15	B+	1,075,000
	Health Care Providers & Services – 0.7% (0.5% of Total Investments)
660	Select Medical Corporation	7.625%	2/01/15	CCC+	645,150
1,000	Select Medical Corporation	6.211%	9/15/15	CCC+	956,250
1,660	Total Health Care Providers & Services				1,601,400
	Household Products – 0.7% (0.5% of Total Investments)
1,500	Spectrum Brands Inc.	9.500%	6/15/18	B1	1,668,750

Nuveen Investments

NSL

Nuveen Senior Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	IT Services – 1.3% (1.0% of Total Investments)
$3,000	First Data Corporation, 144A	7.375%	6/15/19	B+	$3,022,500
	Machinery – 0.9% (0.6% of Total Investments)
2,000	NES Rental Holdings Inc., 144A	12.250%	4/15/15	CCC+	1,945,000
	Media – 1.8% (1.4% of Total Investments)
1,000	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC-	885,000
3,200	Clear Channel Communications, Inc.	6.875%	6/15/18	CCC-	2,016,000
1,055	Readers Digest Association	9.500%	2/15/17	B1	1,086,650
200	WM Finance Corporation, 144A	11.500%	10/01/18	B-	200,500
5,455	Total Media				4,188,150
	Oil, Gas & Consumable Fuels – 0.5% (0.4% of Total Investments)
1,100	Western Refining Inc., 144A	10.750%	6/15/14	B	1,179,750
	Paper & Forest Products – 0.4% (0.3% of Total Investments)
1,000	Verso Paper Holdings LLC	4.010%	8/01/14	B	925,000
	Road & Rail – 0.4% (0.3% of Total Investments)
1,000	Avis Budget Car Rental	2.761%	5/15/14	B	970,000
	Software – 0.4% (0.3% of Total Investments)
850	SoftBrands Inc/Atlantis, 144A	11.500%	7/15/18	B-	833,000
	Specialty Retail – 0.0% (0.0% of Total Investments)
480	Local Insight Regatta Holdings, (5)	11.000%	12/01/17	Caa3	1,200
$21,695	Total Corporate Bonds (cost $19,760,830)				19,915,063
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 7.9% (5.9% of Total Investments)
$17,990	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/29/11, repurchase price $17,990,005, collateralized by $17,950,000 U.S. Treasury Notes, 4.625%, due 10/31/11, value $18,353,875	0.010%	8/01/11		$17,989,990
	Total Short-Term Investments (cost $17,989,990)				17,989,990
	Total Investments (cost $312,750,202) – 133.8%				305,134,048
	Borrowings – (32.4)% (9), (10)				(73,950,000)
	Other Assets Less Liabilities – (1.4)% (11)				(3,198,253)
	Net Assets Applicable to Common Shares – 100%				$227,985,795

Investments in Derivatives

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Effective Date (12)	Termination Date	Unrealized Appreciation (Depreciation)
Goldman Sachs	$18,487,500	Receive	1-Month USD-LIBOR	0.344%	Monthly	4/20/11	4/20/12	$502
Goldman Sachs	18,487,500	Receive	1-Month USD-LIBOR	1.300	Monthly	4/20/11	4/20/14	(307,418)
Morgan Stanley	18,487,500	Receive	1-Month USD-LIBOR	2.201	Monthly	4/20/11	4/20/16	(642,059)
								$(948,975)

*  Annualized.

Nuveen Investments

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely   recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  (5)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (6)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (7)  Negative value represents unrealized depreciation on unfunded Senior Loan commitment outstanding at July 31, 2011.

  (8)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies, Invesment Valuation for more information.

  (9)  Borrowings as a percentage of total investments is 24.2%.

  (10)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

  (11)  Other Assets Less Liabilities includes the Value and/or Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

  (12)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

  (13)  Investment, or portion of investment, has been pledged as collateral for investments in derivatives.

  N/R  Not rated.

  DD1  Investment, or portion of investment, purchased on a delayed delivery basis.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  PIK  Payment in-kind.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund

Portfolio of INVESTMENTS

  July 31, 2011

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 117.4% (86.7% of Total Investments) (4)
	Aerospace & Defense – 1.0% (0.7% of Total Investments)
$337	Hawker Beechcraft LLC, LC Facility	2.246%	3/26/14	CCC+	$278,230
477	Hawker Beechcraft LLC, Term Loan B	10.500%	3/26/14	CCC+	474,475
5,454	Hawker Beechcraft LLC, Term Loan	2.195%	3/26/14	CCC+	4,499,368
395	Transdigm, Inc., Term Loan	4.000%	6/30/17	Ba2	395,740
6,663	Total Aerospace & Defense				5,647,813
	Airlines – 1.7% (1.2% of Total Investments)
3,000	Delta Air Lines, Inc. Revolving Loan, Delayed Draw, (7)	0.750%	3/28/13	Ba2	(112,500)
10,370	United Air Lines, Inc., Term Loan B	2.188%	2/01/14	BB-	9,922,389
13,370	Total Airlines				9,809,889
	Auto Components – 2.9% (2.2% of Total Investments)
889	Autoparts Holdings, Ltd., Term Loan, Second Lien, WI/DD	TBD	TBD	B2	906,666
840	Autoparts Holdings, Ltd., Term Loan, WI/DD	TBD	TBD	B+	845,775
10,294	Federal-Mogul Corporation, Tranche B, Term Loan	2.128%	12/29/14	Ba3	9,830,865
5,685	Federal-Mogul Corporation, Tranche C, Term Loan	2.128%	12/28/15	Ba3	5,428,954
17,708	Total Auto Components				17,012,260
	Automobiles – 1.0% (0.7% of Total Investments)
6,000	Chrysler Group LLC, Term Loan	6.000%	5/24/17	BB	5,851,878
	Biotechnology – 2.2% (1.6% of Total Investments)
2,917	Alkermes, Inc., Term Loan, First Lien, WI/DD	TBD	TBD	BB	2,927,605
1,333	Alkermes, Inc., Term Loan, Second Lien, WI/DD	TBD	TBD	B	1,353,333
6,000	Grifols, Term Loan	6.000%	6/01/17	BB	6,033,126
2,494	Onex Carestream Finance LP, Term Loan	5.000%	2/25/17	BB-	2,329,579
12,744	Total Biotechnology				12,643,643
	Building Products – 2.3% (1.7% of Total Investments)
2,000	Goodman Global Inc., Second Lien Term Loan	9.000%	10/28/17	B-	2,061,042
11,248	Goodman Global Inc., Term Loan	5.750%	10/28/16	B+	11,317,825
13,248	Total Building Products				13,378,867
	Capital Markets – 0.8% (0.6% of Total Investments)
588	BNY Convergex Group LLC, Incremental Term Loan	5.250%	12/19/16	B+	589,947
1,402	BNY Convergex Group LLC, Term Loan	5.250%	12/19/16	B+	1,405,961
2,925	Citco III Limited, Term Loan	6.250%	6/29/18	B	2,915,859
4,915	Total Capital Markets				4,911,767
	Chemicals – 4.6% (3.4% of Total Investments)
10,000	Ashland, Inc., Term Loan, WI/DD	TBD	TBD	Baa3	10,028,910
1,386	Hexion Specialty Chemicals, Inc., Tranche C, Term Loan B1	3.938%	5/05/15	Ba3	1,371,024
593	Hexion Specialty Chemicals, Inc., Tranche C, Term Loan B2	4.000%	5/05/15	Ba3	586,086
2,728	Ineos US Finance LLC, Tranche B2	7.500%	12/16/13	B1	2,827,111
2,733	Ineos US Finance LLC, Tranche C2	8.000%	12/16/14	B1	2,833,015
2,866	Styron S.a.r.l. Corporation,Term Loan	6.000%	8/02/17	B+	2,870,675
5,960	Univar, Inc., Term Loan	5.000%	6/30/17	B	5,957,342
26,266	Total Chemicals				26,474,163

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Commercial Banks – 0.7% (0.5% of Total Investments)
$1,990	Fifth Third Processing Solutions LLC, Term Loan B1, First Lien	4.500%	11/03/16	BB-	$1,990,510
2,000	SourceHov LLC, Term Loan B, First Lien	6.625%	4/28/17	B+	1,907,500
3,990	Total Commercial Banks				3,898,010
	Commercial Services & Supplies – 0.7% (0.5% of Total Investments)
3,250	KAR Auction Services, Inc., Term Loan	5.000%	5/19/17	BB-	3,267,992
53	ServiceMaster Company, Delayed Term Loan	2.690%	7/24/14	B+	51,512
534	ServiceMaster Company, Term Loan	2.705%	7/24/14	B+	517,268
3,837	Total Commercial Services & Supplies				3,836,772
	Communications Equipment – 4.4% (3.3% of Total Investments)
8,013	Intelsat, Term Loan	5.250%	4/02/18	BB-	8,047,683
7,477	Avaya Inc., Term Loan	TBD	TBD	B+	7,204,080
9,930	Avaya Inc., Term Loan	TBD	TBD	B1	9,598,630
872	Telcordia Technologies, Inc., New Term Loan	6.750%	4/30/16	B+	873,283
26,292	Total Communications Equipment				25,723,676
	Consumer Finance – 1.0% (0.8% of Total Investments)
926	Peach Holdings, Inc., Term Loan	6.750%	11/21/13	CCC-	888,719
5,250	Springleaf Financial Funding Company, Term Loan	5.500%	5/10/17	B+	5,146,228
6,176	Total Consumer Finance				6,034,947
	Containers & Packaging – 0.5% (0.4% of Total Investments)
2,836	Graham Packaging Company LP, Term Loan C	6.750%	4/05/14	B+	2,844,065
	Diversified Consumer Services – 2.6% (1.9% of Total Investments)
5,162	Cengage Learning Acquisitions, Inc., Term Loan, DD1	2.500%	7/03/14	B+	4,524,750
4,973	Advantage Sales and Marketing, Inc., Term Loan, First Lien	5.250%	12/18/17	B+	5,009,154
2,388	Brickman Group Holdings, Inc., Tranche B, Term Loan	7.250%	10/14/16	B+	2,421,582
2,993	Laureate Education, Inc., Extended Term Loan, WI/DD	TBD	TBD	B1	2,861,578
15,516	Total Diversified Consumer Services				14,817,064
	Diversified Financial Services – 0.6% (0.4% of Total Investments)
1,727	CIT Group, Inc., Tranche 3, Term Loan	6.250%	8/11/15	BB	1,735,703
1,693	FoxCo Acquisition Sub LLC, Term Loan	4.750%	7/14/15	B+	1,693,616
3,420	Total Diversified Financial Services				3,429,319
	Diversified Telecommunication Services – 1.7% (1.3% of Total Investments)
1,500	Charter Communications Operating Holdings LLC, Holdco Term Loan	2.687%	3/06/14	BB+	1,462,500
6,800	Level 3 Financing, Inc., Term Loan	2.479%	3/13/14	B+	6,582,645
1,987	WideOpenWest Finance LLC, Term Loan, First Lien	2.687%	6/30/14	B1	1,925,549
10,287	Total Diversified Telecommunication Services				9,970,694
	Electric Utilities – 0.7% (0.5% of Total Investments)
4,781	TXU Corporation, 2014 Term Loan	3.688%	10/10/14	B2	3,790,514
	Electrical Equipment – 0.3% (0.2% of Total Investments)
1,935	Allison Transmission Holdings, Inc., Term Loan	2.940%	8/07/14	B+	1,898,631
	Electronic Equipment & Instruments – 0.1% (0.0% of Total Investments)
499	NDS Group, Ltd., Term Loan	4.000%	3/12/18	Ba2	494,542
	Energy Equipment & Services – 0.5% (0.4% of Total Investments)
2,963	Gibson Energy, ULC Term Loan	5.750%	6/15/18	BB-	2,960,187
	Food & Staples Retailing – 2.7% (2.0% of Total Investments)
16,534	U.S. Foodservice, Inc., Term Loan	2.690%	7/03/14	B3	15,695,147

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2011

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Food Products – 2.3% (1.7% of Total Investments)
$2,000	Great Atlantic and Pacific Tea Company, Inc., Term Loan	8.750%	6/14/12	BB-	$2,025,000
4,970	Michael Foods Group, Inc., Term Loan	4.250%	2/25/18	B+	4,977,331
3,970	Pierre Foods, Inc., Term Loan	7.000%	9/30/16	B+	4,012,181
2,220	Pinnacle Foods Finance LLC, Tranche D, Term Loan	6.000%	4/02/14	Ba3	2,236,519
13,160	Total Food Products				13,251,031
	Health Care Equipment & Supplies – 0.2% (0.1% of Total Investments)
142	Fenwal, Inc., Delayed Term Loan	2.504%	2/28/14	B	135,665
831	Fenwal, Inc., Term Loan	2.504%	2/28/14	B	791,264
973	Total Health Care Equipment & Supplies				926,929
	Health Care Providers & Services – 11.5% (8.5% of Total Investments)
7,847	Community Health Systems, Inc., Term Loan	2.504%	7/25/14	BB	7,593,646
2,204	Sun Healthcare Group, Inc., Term Loan	7.500%	10/18/16	Ba2	2,195,735
1,481	Ardent Medical Services, Inc., Term Loan	6.500%	9/15/15	B1	1,483,102
404	Community Health Systems, Inc., Delayed Term Loan	2.504%	7/25/14	BB	390,533
729	Emergency Medical Services, Term Loan	5.250%	5/25/18	B+	726,510
3,336	Gentiva Health Services, Inc., Term Loan B	4.750%	8/17/16	Ba2	3,287,837
12,350	Golden Living, Term Loan	5.000%	5/04/18	B+	12,056,688
1,130	Healthspring, Term Loan	6.000%	10/21/16	Ba3	1,126,727
5,500	Kindred Healthcare, Term Loan	5.250%	6/01/18	Ba3	5,501,375
740	LifeCare Holdings, Inc., Term Loan Add On, WI/DD	TBD	TBD	CCC-	755,725
4,090	LifeCare, Term Loan	7.996%	2/01/16	B2	4,176,576
2,808	MultiPlan, Inc., Term Loan B	4.750%	8/26/17	Ba3	2,797,601
5,237	National Mentor Holdings, Inc., Tranche B	7.000%	2/09/17	B+	5,225,092
1,194	Renal Advantage, Inc., Tranche B, Term Loan	5.750%	12/17/16	Ba3	1,200,344
5,000	Select Medical Corporation, Term Loan	5.500%	6/01/18	BB-	4,921,815
4,959	Skilled Healthcare Group, Inc., Term Loan	5.250%	4/09/16	B+	4,952,382
1,634	Universal Health Services, Inc., Term Loan B	4.000%	11/15/16	BB+	1,639,553
6,896	Vanguard Health Holding Company II LLC, Initial Term Loan	5.000%	1/29/16	Ba2	6,910,498
67,539	Total Health Care Providers & Services				66,941,739
	Hotels, Restaurants & Leisure – 7.5% (5.5% of Total Investments)
4,950	24 Hour Fitness Worldwide, Inc., New Term Loan	6.750%	4/22/16	Ba3	4,925,250
1,500	Harrah's Operating Company, Inc., Term Loan B1	3.253%	1/28/15	B	1,355,934
3,000	Harrah's Operating Company, Inc., Term Loan B2	3.230%	1/28/15	B	2,706,687
1,970	Harrah's Operating Company, Inc., Term Loan B3	3.253%	1/28/15	B	1,778,662
4,905	Orbitz Worldwide, Inc., Term Loan	3.221%	7/25/14	B+	4,510,235
1,353	Travelport LLC, Delayed Term Loan	4.746%	8/21/15	Ba3	1,307,129
674	Travelport LLC, Letter of Credit	4.746%	8/23/15	Ba3	651,037
2,249	Travelport LLC, Term Loan	4.746%	8/21/15	Ba3	2,171,974
72	Buffets, Inc., 1st Lien PF/LC Loan	7.557%	4/22/15	Caa1	62,696
2,800	Caesars Octavius LLC, Term Loan	9.250%	4/25/17	B	2,820,418
959	CCM Merger, Inc., Term Loan	7.000%	3/01/17	B+	973,599
581	OSI Restaurant Partners LLC, Revolver	2.499%	6/14/13	B+	560,772
5,233	OSI Restaurant Partners LLC, Term Loan	2.500%	6/14/14	B+	5,051,384
3,560	Reynolds Group Holdings, Inc., US Term Loan	4.250%	2/09/18	BB	3,539,154
6,813	Seaworld Parks and Entertainment, Inc., Term Loan B	4.000%	8/17/17	BB+	6,835,348
4,300	Six Flags Theme Parks, Inc., Tranche B, Term Loan	5.250%	6/30/16	BB	4,328,668
44,919	Total Hotels, Restaurants & Leisure				43,578,947
	Household Durables – 1.2% (0.9% of Total Investments)
6,855	Spectrum Brands, Inc., Term Loan	5.000%	6/17/16	B	6,908,497
	Household Products – 1.9% (1.4% of Total Investments)
10,945	Visant Corporation, Term Loan	5.250%	12/22/16	BB-	10,883,391

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Industrial Conglomerates – 1.1% (0.8% of Total Investments)
$667	Eagle Parent, Inc., Term Loan	5.000%	5/16/18	Ba3	$651,666
1,845	Evertec, Inc., Term Loan	5.500%	9/30/16	BB-	1,849,152
2,080	Presidio, Inc., Term Loan	7.250%	3/31/17	Ba3	2,082,600
1,995	U.S. Foodservice, Inc., Term Loan, First Lien	5.750%	3/31/17	B-	1,968,816
6,587	Total Industrial Conglomerates				6,552,234
	Internet Software & Services – 1.3% (0.9% of Total Investments)
2,940	Sabre, Inc., Term Loan	2.206%	9/30/14	B1	2,650,491
754	Open Solutions, Inc., Term Loan B	2.375%	1/23/14	BB-	657,078
3,914	SkillSoft Corporation, Term Loan	6.500%	5/26/17	BB	3,964,910
7,608	Total Internet Software & Services				7,272,479
	IT Services – 9.7% (7.2% of Total Investments)
181	First Data Corporation, Term Loan B1	2.937%	9/24/14	B+	168,635
1,846	Infor Global Solutions Intermediate Holdings, Ltd., Extended Delayed Draw Term Loan	5.940%	7/28/15	B+	1,790,427
4,270	SunGard Data Systems, Inc., Term Loan B	1.936%	2/28/14	BB	4,171,680
800	Attachmate Corporation, Second Lien Term Loan	9.500%	10/27/17	CCC+	809,334
5,000	Attachmate Corporation, Term Loan	6.500%	4/27/17	BB-	5,022,915
10,947	First Data Corporation, Extended Term Loan	4.187%	3/24/18	B+	10,083,298
473	First Data Corporation, Term Loan B2	2.937%	9/24/14	B+	442,034
511	First Data Corporation, Term Loan B3	2.937%	9/24/14	B+	477,653
8,476	Frac Tech International LLC, Term Loan	6.250%	5/06/16	B+	8,474,879
4,941	Infor Global Solutions Intermediate Holdings, Ltd., Holdco PIK Term Loan	0.000%	9/02/14	B	3,720,574
2,200	Infor Global Solutions Intermediate Holdings, Ltd., Second Lien Delayed Draw	6.437%	3/02/14	CCC+	1,928,667
2,000	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B2	7.250%	7/28/15	B+	1,980,000
3,800	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, Second Lien	6.437%	3/02/14	CCC+	3,326,189
3,531	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	5.940%	7/28/15	B+	3,446,980
5,500	SRA International, Term Loan	6.500%	7/20/18	B1	5,332,706
2,388	Syniverse Holdings, Inc., Term Loan	5.250%	12/21/17	BB-	2,396,955
3,000	VFH Parent LLC, Term Loan	7.500%	7/08/16	Ba1	2,973,750
59,864	Total IT Services				56,546,676
	Leisure Equipment & Products – 3.6% (2.6% of Total Investments)
2,765	BLB Management Services, Inc., Term Loan, DD1	8.500%	11/05/15	BB	2,776,239
4,000	Academy, Ltd., Term Loan, WI/DD	TBD	TBD	B	3,990,832
14,278	Bombardier Recreational Products, Inc., Term Loan	2.750%	6/28/13	B-	13,956,573
21,043	Total Leisure Equipment & Products				20,723,644
	Machinery – 0.2% (0.1% of Total Investments)
1,167	Terex Corporation, Term Loan, WI/DD	TBD	TBD	BB	1,169,949
	Media – 9.8% (7.2% of Total Investments)
1,595	Gray Television, Inc., Term Loan B	3.690%	12/31/14	B	1,563,962
8,182	Tribune Company, Term Loan B, (5)	0.000%	6/04/14	Ca	5,669,267
22,494	Univision Communications, Inc., Term Loan	4.437%	3/31/17	B+	21,423,691
4,729	Yell Group PLC, Term Loan	3.937%	7/31/14	N/R	1,667,116
7,000	Cumulus Media, Inc., Term Loan, First Lien, WI/DD	TBD	TBD	BB	6,976,641
5,000	Cumulus Media, Inc., Term Loan, Second Lien, WI/DD	TBD	TBD	B2	5,029,165
3,428	Interactive Data Corporation, Term Loan B	4.750%	2/11/18	Ba3	3,431,255
3,193	Mediacom Broadband LLC, Tranche D, Term Loan	5.500%	3/31/17	BB-	3,194,457
1,309	Miramax Film LLC, Term Loan	7.750%	6/22/16	Ba2	1,328,349
5,336	Spanish Broadcasting System, Inc., Term Loan B	2.000%	6/11/12	B-	5,135,970
2,679	SuperMedia, Term Loan	11.000%	12/31/15	B-	1,533,857
64,945	Total Media				56,953,730

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2011

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Metals & Mining – 0.6% (0.5% of Total Investments)
$1,995	John Maneely Company, Term Loan	4.750%	4/01/17	BB	$2,006,198
1,690	Fairmount Minerals, Ltd., Tranche B, Term Loan	5.250%	3/15/17	BB-	1,695,633
3,685	Total Metals & Mining				3,701,831
	Multiline Retail – 1.2% (0.9% of Total Investments)
2,000	Bass Pro Group LLC, Term Loan B	5.250%	6/13/17	BB-	1,988,750
5,000	Neiman Marcus Group, Inc., Term Loan	4.750%	5/16/18	BB-	4,942,490
7,000	Total Multiline Retail				6,931,240
	Oil, Gas & Consumable Fuels – 2.9% (2.2% of Total Investments)
2,902	CCS Income Trust, Term Loan	3.246%	11/14/14	B	2,766,990
2,693	Western Refining, Inc., Term Loan	7.500%	3/15/17	B	2,727,101
956	Alon USA Energy, Inc., Edgington Facility	2.490%	8/05/13	B+	883,875
7,644	Alon USA Energy, Inc., Paramount Facility	2.483%	8/05/13	B+	7,070,865
1,930	Big West Oil LLC, Term Loan	7.000%	3/31/16	B2	1,945,504
1,820	Brand Energy & Infrastructure Services, Inc., Term Loan B	2.500%	2/07/14	B	1,665,286
17,945	Total Oil, Gas & Consumable Fuels				17,059,621
	Paper & Forest Products – 1.6% (1.2% of Total Investments)
4,652	Newark Group, Inc., DIP Term Loan	12.500%	3/31/14	N/R	4,814,859
4,700	Wilton Products, Term Loan	3.510%	8/01/14	N/R	4,523,759
9,352	Total Paper & Forest Products				9,338,618
	Personal Products – 1.1% (0.8% of Total Investments)
1,806	NBTY, Inc., Term Loan B1	4.250%	10/01/17	BB-	1,808,389
4,444	Revlon Consumer Products Corporation, Term Loan	4.750%	11/19/17	BB-	4,456,747
6,250	Total Personal Products				6,265,136
	Pharmaceuticals – 2.8% (2.1% of Total Investments)
2,786	ConvaTec Healthcare, Term Loan	5.750%	12/30/16	Ba3	2,790,335
1,990	Edwards Limited New Term Loan, First Lien	5.500%	5/31/16	B+	1,986,683
5,625	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5)	0.000%	5/03/13	Ca	160,312
1,546	Graceway Pharmaceuticals LLC, Term Loan, (5)	4.937%	5/03/12	Caa2	855,941
6,400	Quintiles Transnational Corporation, Term Loan B	5.000%	6/08/18	BB-	6,384,000
1,858	Warner Chilcott Corporation, Term Loan B1	4.250%	3/17/18	BBB-	1,861,504
929	Warner Chilcott Corporation, Term Loan B2	4.250%	3/17/18	BBB-	930,752
1,277	Warner Chilcott Corporation, Term Loan B3	4.250%	3/17/18	BBB-	1,279,784
22,411	Total Pharmaceuticals				16,249,311
	Professional Services – 0.1% (0.1% of Total Investments)
629	Vertrue Inc., Term Loan	5.310%	8/16/14	B1	515,635
	Real Estate Investment Trust – 2.4% (1.8% of Total Investments)
9,666	iStar Financial, Inc., Tranche A1	5.000%	6/28/13	BB-	9,556,807
1,800	Walter Investment Management Corporation, Term Loan, First Lien	7.750%	6/30/16	B+	1,789,501
2,700	Walter Investment Management Corporation, Term Loan, Second Lien	12.500%	12/30/16	B-	2,691,000
14,166	Total Real Estate Investment Trust				14,037,308
	Real Estate Management & Development – 4.2% (3.1% of Total Investments)
6,131	Realogy Corporation, Delayed Term Loan	4.518%	10/10/16	B1	5,538,580
13,773	Capital Automotive LP, Tranche B	5.000%	3/11/17	Ba3	13,798,595
5,250	LNR Property Corporation, Term Loan	4.750%	4/29/16	BB+	5,264,768
25,154	Total Real Estate Management & Development				24,601,943
	Road & Rail – 2.1% (1.6% of Total Investments)
11,674	Swift Transportation Company, Inc., Term Loan	6.000%	3/01/17	BB-	11,745,450
645	Avis Budget Car Rental LLC, Term Loan	5.750%	4/19/14	Ba1	648,420
12,319	Total Road & Rail				12,393,870

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Semiconductors & Equipment – 3.2% (2.4% of Total Investments)
$11,227	Freescale Semiconductor, Inc., Term Loan	4.436%	12/01/16	B1	$11,189,214
5,980	NXP Semiconductor LLC, Term Loan	4.500%	3/04/17	B-	5,987,475
1,666	Spansion LLC, Term Loan	4.750%	2/09/15	BB+	1,671,929
18,873	Total Semiconductors & Equipment				18,848,618
	Software – 1.9% (1.4% of Total Investments)
7,000	IPC Systems, Inc., Term Loan, Second Lien	5.496%	6/01/15	CCC	6,527,500
4,631	IPC Systems, Inc., Term Loan	2.496%	6/02/14	B1	4,480,864
11,631	Total Software				11,008,364
	Specialty Retail – 6.1% (4.5% of Total Investments)
3,934	Michaels Stores, Inc., Term Loan B1	2.500%	10/31/13	B+	3,872,650
1,143	Michaels Stores, Inc., Term Loan B2	4.750%	7/31/16	B+	1,140,534
8,603	Toys "R" Us – Delaware, Inc., Term Loan	6.000%	9/01/16	BB-	8,607,762
3,520	Toys "R" Us – Delaware Inc., Term Loan	5.250%	5/17/18	BB-	3,504,600
9,381	Burlington Coat Factory Warehouse Corporation, Term Loan B	6.250%	2/23/17	B-	9,394,712
825	Claire's Stores, Inc., Term Loan B	2.997%	5/29/14	B	756,162
998	J Crew Group, Term Loan	4.750%	3/07/18	B1	960,163
4,750	Jo-Ann Stores, Inc., Term Loan	4.750%	3/16/18	B+	4,701,759
2,228	Petco Animal Supplies, Inc., Term Loan	4.500%	11/24/17	B1	2,221,410
35,382	Total Specialty Retail				35,159,752
	Wireless Telecommunication Services – 3.9% (2.9% of Total Investments)
10,657	Asurion LLC, Term Loan, First Lien	5.500%	5/24/18	B+	10,590,136
14,460	Clear Channel Communications, Inc., Tranche B, Term Loan	3.837%	1/29/16	CCC+	12,099,723
25,117	Total Wireless Telecommunication Services				22,689,859
$715,499	Total Variable Rate Senior Loan Interests (cost $678,757,267)				681,634,200
Shares	Description (1)				Value
	Common Stocks – 3.0% (2.2% of Total Investments)
	Building Products – 1.8% (1.4% of Total Investments)
301,905	Masonite Worldwide Holdings, (6), (8)				$10,717,628
	Hotels, Restaurants & Leisure – 0.1% (0.0% of Total Investments)
42,041	BLB Worldwide Holdings Inc., (6), (8)				446,686
	Media – 1.1% (0.8% of Total Investments)
36,467	Citadel Broadcasting Corp Class B Shares, (6)				1,252,641
8,135	Citadel Broadcasting Corporation, (6)				278,624
215,163	Metro-Goldwyn-Mayer, (6), (8)				4,728,207
	Total Media				6,259,472
	Total Common Stocks (cost $29,871,825)				17,423,786
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 0.3% (0.2% of Total Investments)
	Communications Equipment – 0.3% (0.2% of Total Investments)
$850	Nortel Networks Corporation, (5), (13)	1.750%	4/15/12	N/R	$861,687
1,000	Nortel Networks Corporation, (5)	2.125%	4/15/14	D	1,013,750
1,850	Total Communications Equipment				1,875,437
$1,850	Total Convertible Bonds (cost $1,563,750)				1,875,437

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 6.4% (4.7% of Total Investments)
	Biotechnology – 0.1% (0.1% of Total Investments)
$1,023	Angiotech Pharmaceuticals Inc.	4.004%	12/01/13	N/R	$905,355
	Communications Equipment – 0.5% (0.4% of Total Investments)
2,000	Nortel Networks Limited, (5)	0.000%	7/15/13	N/R	2,115,000
650	Nortel Networks Limited	10.750%	7/15/16	N/R	735,313
2,650	Total Communications Equipment				2,850,313
	Health Care Equipment & Supplies – 0.5% (0.4% of Total Investments)
2,500	Merge Healthcare Inc.	11.750%	5/01/15	B+	2,687,500
	Health Care Providers & Services – 0.6% (0.4% of Total Investments)
2,000	Aurora Diagnostics Holdings LLC, 144A	10.750%	1/15/18	B3	2,100,000
793	Select Medical Corporation	7.625%	2/01/15	CCC+	775,158
500	Select Medical Corporation	6.211%	9/15/15	CCC+	478,125
3,293	Total Health Care Providers & Services				3,353,283
	Household Products – 0.4% (0.3% of Total Investments)
2,250	Spectrum Brands Inc.	9.500%	6/15/18	B1	2,503,124
	IT Services – 1.1% (0.8% of Total Investments)
5,000	First Data Corporation, 144A	7.375%	6/15/19	B+	5,037,500
1,167	First Data Corporation	10.550%	9/24/15	B-	1,213,413
6,167	Total IT Services				6,250,913
	Media – 1.0% (0.7% of Total Investments)
2,250	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC-	1,991,250
3,700	Clear Channel Communications, Inc.	6.875%	6/15/18	CCC-	2,331,000
1,060	Readers Digest Association	9.500%	2/15/17	B1	1,091,800
400	WM Finance Corporation, 144A	11.500%	10/01/18	B-	401,000
7,410	Total Media				5,815,050
	Oil, Gas & Consumable Fuels – 0.5% (0.4% of Total Investments)
2,500	Western Refining Inc., 144A	10.750%	6/15/14	B	2,681,250
	Paper & Forest Products – 0.3% (0.2% of Total Investments)
2,000	Verso Paper Holdings LLC	4.010%	8/01/14	B	1,850,000
	Road & Rail – 0.7% (0.5% of Total Investments)
2,000	Avis Budget Car Rental	2.761%	5/15/14	B	1,940,000
2,000	Swift Services Holdings Inc.	10.000%	11/15/18	B-	2,152,500
4,000	Total Road & Rail				4,092,500
	Software – 0.3% (0.2% of Total Investments)
1,700	SoftBrands Inc/Atlantis, 144A	11.500%	7/15/18	B-	1,666,000
	Wireless Telecommunication Services – 0.4% (0.3% of Total Investments)
2,000	Sprint Nextel Corporation	8.375%	8/15/17	BB-	2,185,000
$37,493	Total Corporate Bonds (cost $35,144,858)				36,840,288
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Asset-Backed Securities – 0.5% (0.4% of Total Investments)
$3,000	BlueMountain Collateralized Loan Obligations Limited, Securitized Senior Secured Loan Revolving Pool, Series 2011-1, 144A, WI/DD	0.000%	7/15/22	N/R	$2,703,300
$3,000	Total Asset-Backed Securities (cost $2,703,300)				2,703,300

Nuveen Investments

Shares	Description (1)			Value
	Investment Companies – 2.0% (1.5% of Total Investments)
353,668	Eaton Vance Floating-Rate Income Trust Fund			$5,450,024
963,820	Eaton Vance Senior Income Trust			6,563,614
	Total Investment Companies (cost $11,947,776)			12,013,638
Shares	Description (1)			Value
	Warrants – 0.7% (0.5% of Total Investments)
117,325	Citadel Broadcasting Corporation			$3,997,263
	Total Warrants (cost $3,575,479)			3,997,263
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 5.2% (3.8% of Total Investments)
$30,174	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/29/11, repurchase price $30,173,676, collateralized by $30,665,000 U.S. Treasury Notes, 0.750%, due 11/30/11, value $30,779,994	0.010%	8/01/11	$30,173,651
	Total Short-Term Investments (cost $30,173,651)			30,173,651
	Total Investments (cost $793,737,906) – 135.5%			786,661,563
	Borrowings – (34.1)% (9), (10)			(197,740,000)
	Other Assets Less Liabilities – (1.4)% (11)			(8,502,162)
	Net Assets Applicable to Common Shares – 100%			$580,419,401

Investments in Derivatives

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Effective Date (12)	Termination Date	Unrealized Appreciation (Depreciation)
Goldman Sachs	$49,435,000	Receive	1-Month USD-LIBOR	0.344%	Monthly	4/20/11	4/20/12	$1,814
Goldman Sachs	49,435,000	Receive	1-Month USD-LIBOR	1.300	Monthly	4/20/11	4/20/14	(820,242)
Morgan Stanley	49,435,000	Receive	1-Month USD-LIBOR	2.201	Monthly	4/20/11	4/20/16	(1,713,824)
								$(2,532,252)

*  Annualized.

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2011

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely   recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  (5)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (6)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (7)  Negative value represents unrealized depreciation on unfunded Senior Loan commitment outstanding at July 31, 2011.

  (8)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies, Invesment Valuation for more information.

  (9)  Borrowings as a percentage of total investments is 25.1%.

  (10)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

  (11)  Other Assets Less Liabilities includes the Value and/or Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

  (12)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

  (13)  Investments, or portion of investments, has been pledged as collateral for investments in derivatives.

  N/R  Not rated.

  DD1  Investment, or portion of investment, purchased on a delayed delivery basis.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund

Portfolio of INVESTMENTS

  July 31, 2011

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 114.9% (85.5% of Total Investments) (4)
	Aerospace & Defense – 1.5% (1.1% of Total Investments)
$574	DAE Aviation Holdings, Inc., Term Loan B1	5.260%	7/31/14	B	$573,511
552	DAE Aviation Holdings, Inc., Term Loan B2	5.260%	7/31/14	B	551,051
281	Hawker Beechcraft LLC, LC Facility	2.246%	3/26/14	CCC+	232,141
477	Hawker Beechcraft LLC, Term Loan B	10.500%	3/26/14	CCC+	474,475
4,550	Hawker Beechcraft LLC, Term Loan	2.195%	3/26/14	CCC+	3,754,039
6,434	Total Aerospace & Defense				5,585,217
	Airlines – 1.3% (1.0% of Total Investments)
2,000	Delta Air Lines, Inc. Revolving Loan, Delayed Draw, (7)	0.750%	3/28/13	Ba2	(75,000)
5,166	United Air Lines, Inc., Term Loan B	2.188%	2/01/14	BB-	4,943,280
7,166	Total Airlines				4,868,280
	Auto Components – 3.7% (2.8% of Total Investments)
889	Autoparts Holdings, Ltd., Term Loan, Second Lien, WI/DD	TBD	TBD	B2	906,666
560	Autoparts Holdings, Ltd., Term Loan, WI/DD	TBD	TBD	B+	563,850
8,335	Federal-Mogul Corporation, Tranche B, Term Loan	2.128%	12/29/14	Ba3	7,959,684
4,253	Federal-Mogul Corporation, Tranche C, Term Loan	2.128%	12/28/15	Ba3	4,061,861
14,037	Total Auto Components				13,492,061
	Automobiles – 0.8% (0.6% of Total Investments)
3,000	Chrysler Group LLC, Term Loan	6.000%	5/24/17	BB	2,925,939
	Biotechnology – 2.5% (1.8% of Total Investments)
2,083	Alkermes, Inc., Term Loan, First Lien, WI/DD	TBD	TBD	BB	2,091,145
1,000	Alkermes, Inc., Term Loan, Second Lien, WI/DD	TBD	TBD	B	1,015,000
3,600	Grifols, Term Loan	6.000%	6/01/17	BB	3,619,876
2,494	Onex Carestream Finance LP, Term Loan	5.000%	2/25/17	BB-	2,329,579
9,177	Total Biotechnology				9,055,600
	Building Products – 3.2% (2.4% of Total Investments)
3,000	Goodman Global Inc., Second Lien Term Loan	9.000%	10/28/17	B-	3,091,563
8,602	Goodman Global Inc., Term Loan	5.750%	10/28/16	B+	8,654,808
11,602	Total Building Products				11,746,371
	Capital Markets – 1.1% (0.8% of Total Investments)
294	BNY Convergex Group LLC, Incremental Term Loan	5.250%	12/19/16	B+	294,974
701	BNY Convergex Group LLC, Term Loan	5.250%	12/19/16	B+	702,981
2,925	Citco III Limited, Term Loan	6.250%	6/29/18	B	2,915,859
3,920	Total Capital Markets				3,913,814
	Chemicals – 4.6% (3.4% of Total Investments)
7,000	Ashland, Inc., Term Loan, WI/DD	TBD	TBD	Baa3	7,020,237
1,430	Hexion Specialty Chemicals, Inc., Tranche C, Term Loan B1	3.938%	5/05/15	Ba3	1,414,487
606	Hexion Specialty Chemicals, Inc., Tranche C, Term Loan B2	4.000%	5/05/15	Ba3	599,599
1,086	Ineos US Finance LLC, Tranche B2	7.500%	12/16/13	B1	1,125,891
1,089	Ineos US Finance LLC, Tranche C2	8.000%	12/16/14	B1	1,128,242
2,139	Styron S.a.r.l. Corporation,Term Loan	6.000%	8/02/17	B+	2,143,039
3,229	Univar, Inc., Term Loan	5.000%	6/30/17	B	3,227,310
16,579	Total Chemicals				16,658,805

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund (continued)

Portfolio of INVESTMENTS July 31, 2011

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Commercial Banks – 0.3% (0.2% of Total Investments)
$1,000	SourceHov LLC, Term Loan B, First Lien	6.625%	4/28/17	B+	$953,750
	Commercial Services & Supplies – 0.1% (0.1% of Total Investments)
250	KAR Auction Services, Inc., Term Loan	5.000%	5/19/17	BB-	251,384
	Communications Equipment – 4.2% (3.2% of Total Investments)
3,691	Intelsat, Term Loan	5.250%	4/02/18	BB-	3,706,609
4,068	Avaya Inc., Term Loan	TBD	TBD	B+	3,919,421
7,186	Avaya Inc., Term Loan	TBD	TBD	B1	6,946,625
872	Telcordia Technologies, Inc., New Term Loan	6.750%	4/30/16	B+	873,283
15,817	Total Communications Equipment				15,445,938
	Consumer Finance – 1.0% (0.7% of Total Investments)
3,750	Springleaf Financial Funding Company, Term Loan	5.500%	5/10/17	B+	3,675,878
	Diversified Consumer Services – 3.5% (2.6% of Total Investments)
3,622	Cengage Learning Acquisitions, Inc., Term Loan, DD1	2.500%	7/03/14	B+	3,174,482
2,983	Advantage Sales and Marketing, Inc., Term Loan, First Lien	5.250%	12/18/17	B+	3,004,487
1,791	Brickman Group Holdings, Inc., Tranche B, Term Loan	7.250%	10/14/16	B+	1,816,187
4,920	Laureate Education, Inc., Extended Term Loan, DD1	5.250%	6/16/18	B1	4,705,057
13,316	Total Diversified Consumer Services				12,700,213
	Diversified Financial Services – 0.8% (0.6% of Total Investments)
1,036	CIT Group, Inc., Tranche 3, Term Loan	6.250%	8/11/15	BB	1,041,422
1,693	FoxCo Acquisition Sub LLC, Term Loan	4.750%	7/14/15	B+	1,693,616
2,729	Total Diversified Financial Services				2,735,038
	Diversified Telecommunication Services – 2.7% (2.0% of Total Investments)
1,500	Charter Communications Operating Holdings LLC, Holdco Term Loan	2.687%	3/06/14	BB+	1,462,500
2,000	Intelsat, Unsecured Term Loan	2.750%	2/01/14	B	1,908,750
4,533	Level 3 Financing, Inc., Term Loan	2.479%	3/13/14	B+	4,388,430
1,987	WideOpenWest Finance LLC, Term Loan, First Lien	2.687%	6/30/14	B1	1,925,549
10,020	Total Diversified Telecommunication Services				9,685,229
	Electric Utilities – 0.4% (0.3% of Total Investments)
2,022	TXU Corporation, 2014 Term Loan	3.688%	10/10/14	B2	1,603,002
	Electrical Equipment – 0.7% (0.5% of Total Investments)
2,500	Sensus Metering Systems, Inc., Term Loan, Second Lien	8.500%	5/09/18	B-	2,556,250
	Energy Equipment & Services – 0.6% (0.5% of Total Investments)
2,222	Gibson Energy, ULC Term Loan	5.750%	6/15/18	BB-	2,220,140
	Food & Staples Retailing – 2.4% (1.8% of Total Investments)
9,120	U.S. Foodservice, Inc., Term Loan	2.690%	7/03/14	B3	8,657,601
	Food Products – 2.2% (1.7% of Total Investments)
1,000	Great Atlantic and Pacific Tea Company, Inc., Term Loan	8.750%	6/14/12	BB-	1,012,500
2,749	Michael Foods Group, Inc., Term Loan	4.250%	2/25/18	B+	2,753,417
2,978	Pierre Foods, Inc., Term Loan	7.000%	9/30/16	B+	3,009,136
1,332	Pinnacle Foods Finance LLC, Tranche D, Term Loan	6.000%	4/02/14	Ba3	1,341,911
8,059	Total Food Products				8,116,964
	Health Care Equipment & Supplies – 0.3% (0.2% of Total Investments)
235	Fenwal, Inc., Delayed Term Loan	2.504%	2/28/14	B	223,640
745	Fenwal, Inc., Term Loan	2.504%	2/28/14	B	709,779
980	Total Health Care Equipment & Supplies				933,419

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Health Care Providers & Services – 8.3% (6.2% of Total Investments)
$1,469	Sun Healthcare Group, Inc., Term Loan	7.500%	10/18/16	Ba2	$1,463,823
995	Gentiva Health Services, Inc., Term Loan B	4.750%	8/17/16	Ba2	980,239
6,350	Golden Living, Term Loan	5.000%	5/04/18	B+	6,199,188
1,130	Healthspring, Term Loan	6.000%	10/21/16	Ba3	1,126,727
2,750	Kindred Healthcare, Term Loan	5.250%	6/01/18	Ba3	2,750,688
93	LifeCare Holdings, Inc., Term Loan Add On, WI/DD	TBD	TBD	CCC-	94,466
511	LifeCare, Term Loan	7.996%	2/01/16	B2	522,072
1,885	MultiPlan, Inc., Term Loan B	4.750%	8/26/17	Ba3	1,877,842
3,741	National Mentor Holdings, Inc., Tranche B	7.000%	2/09/17	B+	3,732,209
896	Renal Advantage, Inc., Tranche B, Term Loan	5.750%	12/17/16	Ba3	900,258
3,000	Select Medical Corporation, Term Loan	5.500%	6/01/18	BB-	2,953,089
3,474	Skilled Healthcare Group, Inc., Term Loan	5.250%	4/09/16	B+	3,469,276
4,373	Vanguard Health Holding Company II LLC, Initial Term Loan	5.000%	1/29/16	Ba2	4,382,573
30,667	Total Health Care Providers & Services				30,452,450
	Hotels, Restaurants & Leisure – 7.0% (5.2% of Total Investments)
2,970	24 Hour Fitness Worldwide, Inc., New Term Loan	6.750%	4/22/16	Ba3	2,955,150
1,500	Harrah's Operating Company, Inc., Term Loan B1	3.253%	1/28/15	B	1,355,934
2,000	Harrah's Operating Company, Inc., Term Loan B2	3.230%	1/28/15	B	1,804,458
1,970	Harrah's Operating Company, Inc., Term Loan B3	3.253%	1/28/15	B	1,778,662
3,092	Orbitz Worldwide, Inc., Term Loan	3.221%	7/25/14	B+	2,843,074
1,353	Travelport LLC, Delayed Term Loan	4.746%	8/21/15	Ba3	1,307,129
1,400	Caesars Octavius LLC, Term Loan	9.250%	4/25/17	B	1,410,209
1,543	CCM Merger, Inc., Term Loan	7.000%	3/01/17	B+	1,565,799
308	OSI Restaurant Partners LLC, Revolver	2.499%	6/14/13	B+	297,102
2,795	OSI Restaurant Partners LLC, Term Loan	2.500%	6/14/14	B+	2,697,612
1,013	Reynolds Group Holdings, Inc., US Term Loan	4.250%	2/09/18	BB	1,007,381
1,914	Seaworld Parks and Entertainment, Inc., Term Loan B	4.000%	8/17/17	BB+	1,919,932
2,492	Shingle Springs Tribal Gaming Authority, Term Loan	10.500%	12/17/13	NA	2,373,963
2,200	Six Flags Theme Parks, Inc., Tranche B, Term Loan	5.250%	6/30/16	BB	2,214,667
26,550	Total Hotels, Restaurants & Leisure				25,531,072
	Household Durables – 1.3% (1.0% of Total Investments)
4,716	Spectrum Brands, Inc., Term Loan	5.000%	6/17/16	B	4,752,750
	Household Products – 1.9% (1.4% of Total Investments)
6,965	Visant Corporation, Term Loan	5.250%	12/22/16	BB-	6,925,794
	Industrial Conglomerates – 1.6% (1.2% of Total Investments)
922	Evertec, Inc., Term Loan	5.500%	9/30/16	BB-	924,576
1,040	Presidio, Inc., Term Loan	7.250%	3/31/17	Ba3	1,041,300
3,990	U.S. Foodservice, Inc., Term Loan, First Lien	5.750%	3/31/17	B-	3,937,631
5,952	Total Industrial Conglomerates				5,903,507
	Internet Software & Services – 2.5% (1.8% of Total Investments)
3,810	Sabre, Inc., Term Loan	2.206%	9/30/14	B1	3,434,357
754	Open Solutions, Inc., Term Loan B	2.375%	1/23/14	BB-	657,078
2,000	San Juan Cable LLC, Term Loan, Second Lien	10.000%	6/09/18	CCC+	2,002,500
2,935	SkillSoft Corporation, Term Loan	6.500%	5/26/17	BB	2,973,683
9,499	Total Internet Software & Services				9,067,618
	IT Services – 10.5% (7.8% of Total Investments)
532	Infor Global Solutions Intermediate Holdings, Ltd., Extended Delayed Draw Term Loan	5.940%	7/28/15	B+	516,038
265	SunGard Data Systems, Inc., Term Loan B	1.936%	2/28/14	BB	259,160
800	Attachmate Corporation, Second Lien Term Loan	9.500%	10/27/17	CCC+	809,334
3,000	Attachmate Corporation, Term Loan	6.500%	4/27/17	BB-	3,013,749
8,453	First Data Corporation, Extended Term Loan	4.187%	3/24/18	B+	7,786,397
814	First Data Corporation, Term Loan B2	2.937%	9/24/14	B+	760,578
86	First Data Corporation, Term Loan B3	2.937%	9/24/14	B+	79,976

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund (continued)

Portfolio of INVESTMENTS July 31, 2011

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	IT Services (continued)
$6,316	Frac Tech International LLC, Term Loan	6.250%	5/06/16	B+	$6,314,825
6,098	Infor Global Solutions Intermediate Holdings, Ltd., Holdco PIK Term Loan	0.000%	9/02/14	B	4,591,651
2,017	Infor Global Solutions Intermediate Holdings, Ltd., Second Lien Delayed Draw	6.437%	3/02/14	CCC+	1,767,945
2,000	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B2	7.250%	7/28/15	B+	1,980,000
3,483	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, Second Lien	6.437%	3/02/14	CCC+	3,049,007
1,013	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	5.940%	7/28/15	B+	988,673
3,250	SRA International, Term Loan	6.500%	7/20/18	B1	3,151,145
1,493	Syniverse Holdings, Inc., Term Loan	5.250%	12/21/17	BB-	1,498,097
1,900	VFH Parent LLC, Term Loan	7.500%	7/08/16	Ba1	1,883,375
41,520	Total IT Services				38,449,950
	Leisure Equipment & Products – 3.2% (2.4% of Total Investments)
1,924	BLB Management Services, Inc., Term Loan	8.500%	11/05/15	BB	1,932,221
2,500	Academy, Ltd., Term Loan, WI/DD	TBD	TBD	B	2,494,270
7,579	Bombardier Recreational Products, Inc., Term Loan	2.750%	6/28/13	B-	7,408,381
12,003	Total Leisure Equipment & Products				11,834,872
	Machinery – 0.3% (0.2% of Total Investments)
833	Terex Corporation, Term Loan, WI/DD	TBD	TBD	BB	835,678
	Media – 9.1% (6.7% of Total Investments)
1,174	Gray Television, Inc., Term Loan B	3.690%	12/31/14	B	1,150,818
7,807	Tribune Company, Term Loan B, (5)	0.000%	6/04/14	Ca	5,409,446
10,758	Univision Communications, Inc., Term Loan	4.437%	3/31/17	B+	10,246,122
3,159	Yell Group PLC, Term Loan	3.937%	7/31/14	N/R	1,113,717
4,000	Cumulus Media, Inc., Term Loan, First Lien, WI/DD	TBD	TBD	BB	3,986,652
3,000	Cumulus Media, Inc., Term Loan, Second Lien, WI/DD	TBD	TBD	B2	3,017,499
2,882	HIT Entertainment, Inc., Term Loan B	5.523%	6/01/12	B2	2,857,939
832	Interactive Data Corporation, Term Loan B	4.750%	2/11/18	Ba3	833,047
654	Miramax Film LLC, Term Loan	7.750%	6/22/16	Ba2	664,174
2,940	Spanish Broadcasting System, Inc., Term Loan B	2.000%	6/11/12	B-	2,829,667
1,675	SuperMedia, Term Loan	11.000%	12/31/15	B-	958,660
38,881	Total Media				33,067,741
	Metals & Mining – 0.2% (0.2% of Total Investments)
760	Fairmount Minerals, Ltd., Tranche B, Term Loan	5.250%	3/15/17	BB-	762,533
	Multiline Retail – 1.2% (0.9% of Total Investments)
1,000	Bass Pro Group LLC, Term Loan B	5.250%	6/13/17	BB-	994,375
3,500	Neiman Marcus Group, Inc., Term Loan	4.750%	5/16/18	BB-	3,459,743
4,500	Total Multiline Retail				4,454,118
	Oil, Gas & Consumable Fuels – 3.0% (2.2% of Total Investments)
2,910	CCS Income Trust, Term Loan	3.246%	11/14/14	B	2,773,942
1,131	Western Refining, Inc., Term Loan	7.500%	3/15/17	B	1,144,709
663	Alon USA Energy, Inc., Edgington Facility	2.490%	8/05/13	B+	613,530
5,306	Alon USA Energy, Inc., Paramount Facility	2.483%	8/05/13	B+	4,908,105
1,544	Big West Oil LLC, Term Loan	7.000%	3/31/16	B2	1,556,404
11,554	Total Oil, Gas & Consumable Fuels				10,996,690
	Paper & Forest Products – 2.4% (1.8% of Total Investments)
3,722	Newark Group, Inc., DIP Term Loan	12.500%	3/31/14	N/R	3,851,887
5,093	Wilton Products, Term Loan	3.510%	8/01/14	N/R	4,901,609
8,815	Total Paper & Forest Products				8,753,496

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Personal Products – 0.3% (0.2% of Total Investments)
$944	NBTY, Inc., Term Loan B1	4.250%	10/01/17	BB-	$945,580
	Pharmaceuticals – 3.1% (2.3% of Total Investments)
2,229	ConvaTec Healthcare, Term Loan	5.750%	12/30/16	Ba3	2,232,268
1,990	Edwards Limited New Term Loan, First Lien	5.500%	5/31/16	B+	1,986,683
3,125	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5)	0.000%	5/03/13	Ca	89,062
1,894	Graceway Pharmaceuticals LLC, Term Loan, (5)	4.937%	5/03/12	Caa2	1,048,590
4,000	Quintiles Transnational Corporation, Term Loan B	5.000%	6/08/18	BB-	3,990,000
858	Warner Chilcott Corporation, Term Loan B1	4.250%	3/17/18	BBB-	860,062
429	Warner Chilcott Corporation, Term Loan B2	4.250%	3/17/18	BBB-	430,031
590	Warner Chilcott Corporation, Term Loan B3	4.250%	3/17/18	BBB-	591,293
15,115	Total Pharmaceuticals				11,227,989
	Real Estate Investment Trust – 2.6% (1.9% of Total Investments)
5,948	iStar Financial, Inc., Tranche A1	5.000%	6/28/13	BB-	5,881,112
1,350	Walter Investment Management Corporation, Term Loan, First Lien	7.750%	6/30/16	B+	1,342,125
2,250	Walter Investment Management Corporation, Term Loan, Second Lien	12.500%	12/30/16	B-	2,242,500
9,548	Total Real Estate Investment Trust				9,465,737
	Real Estate Management & Development – 4.7% (3.5% of Total Investments)
5,457	Realogy Corporation, Delayed Term Loan	4.518%	10/10/16	B1	4,929,447
8,854	Capital Automotive LP, Tranche B	5.000%	3/11/17	Ba3	8,870,526
3,500	LNR Property Corporation, Term Loan	4.750%	4/29/16	BB+	3,509,846
17,811	Total Real Estate Management & Development				17,309,819
	Road & Rail – 2.5% (1.8% of Total Investments)
8,431	Swift Transportation Company, Inc., Term Loan	6.000%	3/01/17	BB-	8,482,825
516	Avis Budget Car Rental LLC, Term Loan	5.750%	4/19/14	Ba1	518,736
8,947	Total Road & Rail				9,001,561
	Semiconductors & Equipment – 1.4% (1.1% of Total Investments)
1,185	Freescale Semiconductor, Inc., Term Loan	4.436%	12/01/16	B1	1,180,857
2,988	NXP Semiconductor LLC, Term Loan	4.500%	3/04/17	B-	2,991,234
1,110	Spansion LLC, Term Loan	4.750%	2/09/15	BB+	1,114,619
5,283	Total Semiconductors & Equipment				5,286,710
	Software – 1.5% (1.1% of Total Investments)
2,000	IPC Systems, Inc., Term Loan, Second Lien	5.496%	6/01/15	CCC	1,865,000
3,720	IPC Systems, Inc., Term Loan	2.496%	6/02/14	B1	3,599,574
5,720	Total Software				5,464,574
	Specialty Retail – 4.0% (3.0% of Total Investments)
1,098	Michaels Stores, Inc., Term Loan B1	2.500%	10/31/13	B+	1,081,034
3,578	Toys "R" Us – Delaware, Inc., Term Loan	6.000%	9/01/16	BB-	3,580,315
2,640	Toys "R" Us – Delaware Inc., Term Loan	5.250%	5/17/18	BB-	2,628,450
3,703	Burlington Coat Factory Warehouse Corporation, Term Loan B	6.250%	2/23/17	B-	3,708,439
825	Claire's Stores, Inc., Term Loan B	2.997%	5/29/14	B	756,162
2,917	Jo-Ann Stores, Inc., Term Loan	4.750%	3/16/18	B+	2,887,045
14,761	Total Specialty Retail				14,641,445
	Wireless Telecommunication Services – 4.4% (3.3% of Total Investments)
4,844	Asurion LLC, Term Loan, First Lien	5.500%	5/24/18	B+	4,813,699
13,564	Clear Channel Communications, Inc., Tranche B, Term Loan	3.837%	1/29/16	CCC+	11,349,478
18,408	Total Wireless Telecommunication Services				16,163,177
$443,452	Total Variable Rate Senior Loan Interests (cost $417,391,894)				419,075,754

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund (continued)

Portfolio of INVESTMENTS July 31, 2011

Shares	Description (1)				Value
	Common Stocks – 2.9% (2.1% of Total Investments)
	Building Products – 1.2% (0.8% of Total Investments)
124,402	Masonite Worldwide Holdings, (6), (8)				$4,416,271
	Hotels, Restaurants & Leisure – 0.2% (0.1% of Total Investments)
42,041	BLB Worldwide Holdings Inc., (6), (8)				446,686
	Media – 1.5% (1.2% of Total Investments)
33,696	Citadel Broadcasting Corp Class B Shares, (6)				1,157,458
7,400	Citadel Broadcasting Corporation, (6)				253,450
193,006	Metro-Goldwyn-Mayer, (6), (8)				4,241,307
	Total Media				5,652,215
	Total Common Stocks (cost $18,829,221)				10,515,172
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 0.4% (0.3% of Total Investments)
	Communications Equipment – 0.4% (0.3% of Total Investments)
$550	Nortel Networks Corporation, (5), (13)	1.750%	4/15/12	N/R	$557,563
1,000	Nortel Networks Corporation, (5)	2.125%	4/15/14	D	1,013,750
1,550	Total Communications Equipment				1,571,313
$1,550	Total Convertible Bonds (cost $1,303,072)				1,571,313
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 9.5% (7.1% of Total Investments)
	Auto Components – 0.5% (0.3% of Total Investments)
$1,500	Sunstate Equipment Company LLC, 144A	12.000%	6/15/16	CCC+	$1,473,750
	Communications Equipment – 0.4% (0.3% of Total Investments)
1,000	Nortel Networks Limited, (5)	0.000%	7/15/13	N/R	1,057,500
450	Nortel Networks Limited	10.750%	7/15/16	N/R	509,063
1,450	Total Communications Equipment				1,566,563
	Health Care Equipment & Supplies – 0.7% (0.5% of Total Investments)
2,500	Merge Healthcare Inc.	11.750%	5/01/15	B+	2,687,500
	Health Care Providers & Services – 1.6% (1.2% of Total Investments)
2,000	Aurora Diagnostics Holdings LLC, 144A	10.750%	1/15/18	B3	2,100,000
1,000	LifeCare Holdings Inc.	9.250%	8/15/13	Caa3	825,000
396	Select Medical Corporation	7.625%	2/01/15	CCC+	387,090
2,500	Select Medical Corporation	6.211%	9/15/15	CCC+	2,390,625
5,896	Total Health Care Providers & Services				5,702,715
	Household Products – 0.7% (0.5% of Total Investments)
2,250	Spectrum Brands Inc.	9.500%	6/15/18	B1	2,503,125
	IT Services – 1.4% (1.1% of Total Investments)
4,000	First Data Corporation, 144A	7.375%	6/15/19	B+	4,030,000
1,167	First Data Corporation	10.550%	9/24/15	B-	1,213,413
5,167	Total IT Services				5,243,413
	Machinery – 0.5% (0.4% of Total Investments)
2,000	NES Rental Holdings Inc., 144A	12.250%	4/15/15	CCC+	1,945,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Media – 1.9% (1.4% of Total Investments)
$3,750	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC-	$3,318,750
3,600	Clear Channel Communications, Inc.	6.875%	6/15/18	CCC-	2,268,000
1,055	Readers Digest Association	9.500%	2/15/17	B1	1,086,650
400	WM Finance Corporation, 144A	11.500%	10/01/18	B-	401,000
8,805	Total Media				7,074,400
	Oil, Gas & Consumable Fuels – 0.4% (0.3% of Total Investments)
1,400	Western Refining Inc., 144A	10.750%	6/15/14	B	1,501,500
	Road & Rail – 0.5% (0.4% of Total Investments)
2,000	Avis Budget Car Rental	2.761%	5/15/14	B	1,940,000
	Software – 0.3% (0.3% of Total Investments)
850	SoftBrands Inc/Atlantis, 144A	11.500%	7/15/18	B-	833,000
	Wireless Telecommunication Services – 0.6% (0.4% of Total Investments)
2,000	Sprint Nextel Corporation	8.375%	8/15/17	BB-	2,185,000
$35,818	Total Corporate Bonds (cost $32,590,204)				34,655,966
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Asset-Backed Securities – 0.5% (0.4% of Total Investments)
$2,000	BlueMountain Collateralized Loan Obligations Limited, Securitized Senior Secured Loan Revolving Pool, Series 2011-1, 144A, WI/DD	0.000%	7/15/22	N/R	$1,802,200
$2,000	Total Asset-Backed Securities (cost $1,802,200)				1,802,200
Shares	Description (1)				Value
	Warrants – 0.9% (0.7% of Total Investments)
100,096	Citadel Broadcasting Corporation				$3,410,271
	Total Warrants (cost $3,050,426)				3,410,271
	Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 5.2% (3.9% of Total Investments)
$19,135	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/29/11, repurchase price $19,134,757, collateralized by $19,090,000 U.S. Treasury Notes, 4.625%, due 10/31/11, value $19,519,525	0.010%	8/01/11		$19,134,741
	Total Short-Term Investments (cost $19,134,741)				19,134,741
	Total Investments (cost $494,101,758) – 134.3%				490,165,417
	Borrowings – (32.1)% (9), (10)				(117,270,000)
	Other Assets Less Liabilities – (2.2)% (11)				(8,012,764)
	Net Assets Applicable to Common Shares – 100%				$364,882,653

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund (continued)

Portfolio of INVESTMENTS July 31, 2011

Investments in Derivatives

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Effective Date (12)	Termination Date	Unrealized Appreciation (Depreciation)
Goldman Sachs	$29,317,500	Receive	1-Month USD-LIBOR	0.344%	Monthly	4/20/11	4/20/12	$796
Goldman Sachs	29,317,500	Receive	1-Month USD-LIBOR	1.300	Monthly	4/20/11	4/20/14	(487,505)
Morgan Stanley	29,317,500	Receive	1-Month USD-LIBOR	2.201	Monthly	4/20/11	4/20/16	(1,018,178)
								$(1,504,887)

*  Annualized.

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  (5)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (6)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (7)  Negative value represents unrealized depreciation on unfunded Senior Loan commitment outstanding at July 31, 2011.

  (8)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies, Invesment Valuation for more information.

  (9)  Borrowings as a percentage of total investments is 23.9%.

  (10)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

  (11)  Other Assets Less Liabilities includes the Value and/or Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

  (12)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

  (13)  Investments, or portion of investments, has been pledged as collateral for investments in derivatives.

  N/R  Not rated.

  DD1  Investment, or portion of investment, purchased on a delayed delivery basis.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

    See accompanying notes to financial statements.

Nuveen Investments

JSD

Nuveen Short Duration Credit Opportunities Fund

Portfolio of INVESTMENTS

  July 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 84.4% (85.5% of Total Investments) (4)
	Airlines – 1.0% (1.1% of Total Investments)
$2,000	Delta Air Lines, Inc., Term Loan	5.500%	4/20/17	Ba2	$1,996,562
	Auto Components – 0.6% (0.7% of Total Investments)
1,280	Autoparts Holdings, Ltd., Term Loan, WI/DD	TBD	TBD	B+	1,288,800
	Automobiles – 1.0% (1.0% of Total Investments)
2,000	Chrysler Group LLC, Term Loan, WI/DD	TBD	TBD	BB	1,950,626
	Biotechnology – 3.6% (3.7% of Total Investments)
2,083	Alkermes, Inc., Term Loan, First Lien, WI/DD	TBD	TBD	BB	2,091,145
2,000	Alkermes, Inc., Term Loan, Second Lien, WI/DD	TBD	TBD	B	2,030,000
2,993	Onex Carestream Finance LP, Term Loan, DD1	5.000%	2/25/17	BB-	2,795,495
7,076	Total Biotechnology				6,916,640
	Building Products – 0.8% (0.8% of Total Investments)
1,000	Goodman Global Inc., Second Lien Term Loan	9.000%	10/28/17	B-	1,030,521
500	Norit NV, Fisrt Lien Term Loan	7.500%	6/30/17	BB-	502,500
1,500	Total Building Products				1,533,021
	Capital Markets – 1.3% (1.3% of Total Investments)
2,500	Citco III Limited, Term Loan, WI/DD	TBD	TBD	B	2,492,188
	Chemicals – 3.6% (3.6% of Total Investments)
2,813	Ashland, Inc., Term Loan, WI/DD	TBD	TBD	Baa3	2,820,631
2,000	OM Group, Term Loan B, WI/DD	TBD	TBD	Ba2	2,000,000
2,000	PQ Corporation, Term Loan B, DD1	6.690%	7/30/15	B-	1,964,000
6,813	Total Chemicals				6,784,631
	Communications Equipment – 4.5% (4.6% of Total Investments)
1,995	Aspect Software, Inc., Term Loan B	6.250%	5/07/16	Ba3	1,999,937
1,995	Avaya, Inc., Term Loan B3, WI/DD	TBD	TBD	B1	1,928,240
2,000	DG Fastchannel Inc., Term Loan B, WI/DD	TBD	TBD	BB-	1,986,250
2,689	Telcordia Technologies, Inc., New Term Loan	6.750%	4/30/16	B+	2,693,211
8,679	Total Communications Equipment				8,607,638
	Consumer Finance – 1.0% (1.0% of Total Investments)
2,000	Springleaf Financial Funding Company, Term Loan	5.500%	5/10/17	B+	1,960,468
	Containers & Packaging – 1.1% (1.1% of Total Investments)
1,995	Amscan Holdings Inc., Term Loan B	6.750%	12/02/17	B	2,005,365
	Diversified Consumer Services – 3.3% (3.3% of Total Investments)
1,500	Cengage Learning Acquisitions, Inc., Term Loan, WI/DD	TBD	TBD	B+	1,314,750
2,000	Brickman Group Holdings, Inc., Tranche B, Term Loan, DD1	0.000%	10/14/16	B+	2,028,126
2,993	Laureate Education, Inc., Extended Term Loan, WI/DD	TBD	TBD	B1	2,861,578
6,493	Total Diversified Consumer Services				6,204,454

Nuveen Investments

JSD

Nuveen Short Duration Credit Opportunities Fund (continued)

Portfolio of INVESTMENTS July 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Diversified Telecommunication Services – 0.5% (0.5% of Total Investments)
$1,000	Wide Open West LLC Term Loan A	6.686%	6/30/14	B1	$1,003,125
	Electrical Equipment – 0.5% (0.5% of Total Investments)
1,000	Sensus Metering Systems, Inc., Term Loan, Second Lien	8.500%	5/09/18	B-	1,022,500
	Energy Equipment & Services – 2.7% (2.8% of Total Investments)
1,995	EnergySolutions LLC, Term Loan B	6.250%	8/15/16	BB+	2,006,599
3,222	Gibson Energy ULC, Term Loan	5.750%	6/15/18	BB-	3,219,203
5,217	Total Energy Equipment & Services				5,225,802
	Health Care Providers & Services – 7.3% (7.4% of Total Investments)
989	Sun Healthcare Group, Inc., Term Loan, WI/DD	TBD	TBD	Ba2	984,929
1,000	Ardent Medical Services Inc., Term Loan, WI/DD	TBD	TBD	B1	1,001,563
2,000	Golden Living, Term Loan	5.000%	5/04/18	B+	1,952,500
1,995	HCR Manorcare Inc., Term Loan	5.000%	4/06/18	Ba3	1,965,490
1,950	LifeCare, Term Loan, WI/DD	TBD	TBD	B2	1,991,211
2,045	National Mentor Holdings, Inc., Tranche B, WI/DD	TBD	TBD	B+	2,040,274
1,995	Renal Advantage, Inc., Tranche B, Term Loan	5.750%	12/17/16	Ba3	2,005,587
2,000	Select Medical Corporation, Term Loan	5.500%	6/01/18	BB-	1,968,726
13,974	Total Health Care Providers & Services				13,910,280
	Health Care Technology – 0.5% (0.5% of Total Investments)
1,000	Fenwal Inc., Second Lien Term Loan	5.504%	8/28/14	B-	946,250
	Hotels, Restaurants & Leisure – 3.6% (3.7% of Total Investments)
2,992	24 Hour Fitness Worldwide, Inc., New Term Loan	6.750%	4/22/16	Ba3	2,977,481
2,000	Caesars Octavius LLC, Term Loan	9.250%	4/25/17	B	2,014,584
1,930	CCM Merger, Inc., Term Loan, WI/DD	TBD	TBD	B+	1,958,909
6,922	Total Hotels, Restaurants & Leisure				6,950,974
	Industrial Conglomerates – 6.2% (6.3% of Total Investments)
1,000	Eagle Parent, Inc., Term Loan	5.000%	5/16/18	Ba3	977,500
2,000	NES Rental Holdings Second Lien Term Loan	10.000%	7/20/13	CCC+	2,000,000
1,950	Presidio, Inc., Term Loan	7.250%	3/31/17	Ba3	1,952,438
1,995	Property Data US I Inc., Term Loan B	7.000%	1/04/17	Ba3	1,981,687
2,000	SRAM LLC, Second Lien Term Loan	8.500%	12/07/18	B-	2,005,000
2,993	U.S. Foodservice, Inc., Term Loan, First Lien, WI/DD	TBD	TBD	B-	2,953,223
11,938	Total Industrial Conglomerates				11,869,848
	Internet Software & Services – 3.2% (3.2% of Total Investments)
2,000	San Juan Cable LLC, First Lien Term Loan	6.000%	6/09/17	B+	2,005,000
2,000	San Juan Cable LLC, Term Loan, Second Lien	10.000%	6/09/18	CCC+	2,002,500
2,000	SkillSoft Corporation, Term Loan	6.500%	5/26/17	BB	2,026,250
6,000	Total Internet Software & Services				6,033,750
	IT Services – 10.6% (10.7% of Total Investments)
2,000	Attachmate Corporation, Second Lien Term Loan, WI/DD	TBD	TBD	CCC+	2,023,334
2,500	Attachmate Corporation, Term Loan, WI/DD	TBD	TBD	BB-	2,511,458
2,000	First Data Corporation, Extended Term Loan	4.187%	3/24/18	B+	1,842,188
3,990	Frac Tech International LLC, Term Loan	6.250%	5/06/16	B+	3,989,433
4,000	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B2	7.250%	7/28/15	B+	3,960,000
3,000	SRA International, Term Loan	6.500%	7/20/18	B1	2,908,749
3,000	VFH Parent LLC, Term Loan	7.500%	7/08/16	Ba1	2,973,750
20,490	Total IT Services				20,208,912

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Leisure Equipment & Products – 2.0% (2.1% of Total Investments)
$1,885	BLB Management Services, Inc., Term Loan, WI/DD	TBD	TBD	BB	$1,892,469
2,000	Academy, Ltd., Term Loan, WI/DD	TBD	TBD	B	1,995,416
3,885	Total Leisure Equipment & Products				3,887,885
	Machinery – 0.8% (0.8% of Total Investments)
1,000	Brock Group, Second Lien Term Loan	10.000%	3/16/18	B-	1,027,500
500	Terex Corporation, Term Loan, WI/DD	TBD	TBD	BB	501,406
1,500	Total Machinery				1,528,906
	Media – 2.6% (2.6% of Total Investments)
2,000	Cumulus Media, Inc., Term Loan, First Lien, WI/DD	TBD	TBD	BB	1,993,326
1,000	Cumulus Media, Inc., Term Loan, Second Lien, WI/DD	TBD	TBD	B2	1,005,833
1,886	Miramax Film LLC, Term Loan	7.750%	6/22/16	Ba2	1,914,472
4,886	Total Media				4,913,631
	Metals & Mining – 1.1% (1.1% of Total Investments)
2,000	Fairmount Minerals, Ltd., Tranche B, Term Loan, WI/DD	TBD	TBD	BB-	2,006,666
	Multiline Retail – 1.0% (1.1% of Total Investments)
2,000	Bass Pro Group LLC, Term Loan B	5.250%	6/13/17	BB-	1,988,750
	Oil, Gas & Consumable Fuels – 2.9% (2.9% of Total Investments)
2,993	Western Refining, Inc., Term Loan, WI/DD	TBD	TBD	B	3,030,113
56	Alon USA Energy, Inc., Edgington Facility	2.490%	8/05/13	B+	51,389
444	Alon USA Energy, Inc., Paramount Facility	2.483%	8/05/13	B+	411,111
2,000	Big West Oil LLC, Term Loan, DD1	0.000%	3/31/16	B2	2,016,250
5,493	Total Oil, Gas & Consumable Fuels				5,508,863
	Paper & Forest Products – 0.8% (0.8% of Total Investments)
1,500	Exopack Holdings Corporation, Term Loan B	6.500%	5/31/17	B1	1,500,000
	Pharmaceuticals – 2.1% (2.1% of Total Investments)
1,995	ConvaTec Healthcare, Term Loan	5.750%	12/30/16	Ba3	1,998,092
2,000	Quintiles Transnational Corporation, Term Loan B, WI/DD	TBD	TBD	BB-	1,995,000
3,995	Total Pharmaceuticals				3,993,092
	Real Estate Investment Trust – 3.4% (3.5% of Total Investments)
2,847	iStar Financial, Inc., Tranche A1	5.000%	6/28/13	BB-	2,815,045
171	Realogy Corporation Synthetic Term Loan	4.436%	10/10/16	B1	154,517
1,350	Walter Investment Management Corporation, Term Loan, First Lien	7.750%	6/30/16	B+	1,342,125
2,250	Walter Investment Management Corporation, Term Loan, Second Lien	12.500%	12/30/16	B-	2,242,500
6,618	Total Real Estate Investment Trust				6,554,187
	Real Estate Management & Development – 0.9% (0.8% of Total Investments)
1,829	Realogy Corporation, Delayed Term Loan	4.518%	10/10/16	B1	1,651,761
	Road & Rail – 1.5% (1.5% of Total Investments)
2,000	Swift Transportation Company, Inc., Term Loan, WI/DD	TBD	TBD	BB-	2,012,240
800	Husky Injection Molding System, Term Loan B	6.500%	6/30/18	Ba3	803,875
2,800	Total Road & Rail				2,816,115
	Software – 3.2% (3.2% of Total Investments)
3,000	IPC Systems, Inc., Term Loan, Second Lien, WI/DD	TBD	TBD	CCC	2,797,500
1,000	IPC Systems, Inc., Term Loan, WI/DD	TBD	TBD	B1	967,500
1,000	Vertafore Inc., Term Loan, WI/DD	TBD	TBD	Caa1	1,013,750
1,250	Vertafore, Inc., Term Loan	5.250%	7/29/16	B+	1,251,562
6,250	Total Software				6,030,312

Nuveen Investments

JSD

Nuveen Short Duration Credit Opportunities Fund (continued)

Portfolio of INVESTMENTS July 31, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Specialty Retail – 4.3% (4.3% of Total Investments)
$2,500	Toys "R" Us – Delaware, Inc., Term Loan	6.000%	9/01/16	BB-	$2,501,360
1,980	Burlington Coat Factory Warehouse Corporation, Term Loan B	6.250%	2/23/17	B-	1,982,790
1,696	J Crew Group, Term Loan	4.750%	3/07/18	B1	1,632,275
1,995	Sprtos Authority Inc., Term Loan B	7.500%	11/16/17	B-	2,009,949
8,171	Total Specialty Retail				8,126,374
	Wireless Telecommunication Services – 0.9% (0.9% of Total Investments)
2,000	Clear Channel Communications, Inc., Tranche B, Term Loan	3.837%	1/29/16	CCC+	1,673,500
$162,804	Total Variable Rate Senior Loan Interests (cost $160,837,785)				161,091,876
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 14.3% (14.5% of Total Investments)
	Commercial Services & Supplies – 1.1% (1.1% of Total Investments)
$2,000	McJunkin Red Man Corporation, 144A	9.500%	12/15/16	B-	$2,080,000
	Communications Equipment – 1.1% (1.1% of Total Investments)
2,000	Avaya Inc.	9.750%	11/01/15	CCC+	2,035,000
	Diversified Financial Services – 0.5% (0.5% of Total Investments)
1,000	CIT Group Inc.	7.000%	5/01/17	B+	1,002,500
	Health Care Equipment & Supplies – 1.0% (1.0% of Total Investments)
2,000	Kindred Escrow Corporation, 144A	8.250%	6/01/19	B-	1,960,000
	Hotels, Restaurants & Leisure – 2.8% (2.8% of Total Investments)
1,000	Harrah's Operating Company, Inc.	11.250%	6/01/17	B	1,101,250
2,000	Marina District Finance Company Limited	9.500%	10/15/15	BB-	2,090,000
2,000	Seven Seas Cruises S de RL LLC, 144A	9.125%	5/15/19	B-	2,085,000
5,000	Total Hotels, Restaurants & Leisure				5,276,250
	Industrial Conglomerates – 0.3% (0.4% of Total Investments)
700	Reynolds Group, 144A	9.875%	8/15/19	B-	704,375
	IT Services – 0.7% (0.7% of Total Investments)
1,000	First Data Corporation	11.250%	3/31/16	CCC+	985,000
250	Sterling Merger Inc.	11.000%	10/01/19	Caa1	260,625
1,250	Total IT Services				1,245,625
	Media – 0.5% (0.6% of Total Investments)
500	AMC Networks Inc., 144A	7.750%	7/15/21	B+	526,250
500	Readers Digest Association	9.500%	2/15/17	B1	515,000
1,000	Total Media				1,041,250
	Metals & Mining – 1.1% (1.1% of Total Investments)
2,000	Quadra FNX Mining Limited, 144A	7.750%	6/15/19	BB-	2,060,000
	Oil, Gas & Consumable Fuels – 1.7% (1.7% of Total Investments)
1,000	Arch Coal Inc., 144A	7.250%	6/15/21	B+	1,050,000
2,000	Chaparral Energy Inc.	9.875%	10/01/20	B-	2,185,000
3,000	Total Oil, Gas & Consumable Fuels				3,235,000
	Pharmaceuticals – 1.1% (1.1% of Total Investments)
2,000	Warner Chilcott Company LLC, 144A	7.750%	9/15/18	BB	2,020,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Semiconductors & Equipment – 1.1% (1.1% of Total Investments)
$2,000	Advanced Micro Devices, Inc.	7.750%	8/01/20	Ba3	$2,105,000
	Software – 1.3% (1.3% of Total Investments)
2,550	SoftBrands Inc/Atlantis, 144A	11.500%	7/15/18	B-	2,499,000
$26,500	Total Corporate Bonds (cost $26,739,143)				27,264,000
	Total Investments (cost $187,576,928) – 98.7%				188,355,876
	Other Assets Less Liabilities – 1.3%				2,512,432
	Net Assets Applicable to Common Shares – 100%				$190,868,308

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  DD1  Investment or portion of investment purchased on a delayed delivery basis.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

July 31, 2011

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Assets
Investments, at value (cost $312,750,202, $793,737,906, $494,101,758, and $187,576,928, respectively)	$305,134,048	$786,661,563	$490,165,417	$188,355,876
Cash	270,001	600,000	400,000	63,913,425
Receivables:
Interest	1,613,639	3,721,120	2,802,022	882,904
Investments sold	12,127,990	33,692,385	19,480,773	6,104,569
Matured senior loans	528,681	1,401,856	934,571	—
Shares sold through shelf offering	3,424	—	—	—
Deferred shelf offering costs	36,585	138,135	40,899	—
Other assets	181,704	366,542	214,652	—
Total assets	319,896,072	826,581,601	514,038,334	259,256,774
Liabilities
Borrowings	73,950,000	197,740,000	117,270,000	—
Net unrealized depreciation on interest rate swaps	948,975	2,532,252	1,504,887	—
Payables:
Investments purchased	15,139,920	41,975,986	27,688,518	67,028,331
Common share dividends	1,288,666	2,857,432	2,004,099	1,117,153
Accrued expenses:
Interest on borrowings	13,660	40,240	21,661	—
Management fees	212,187	488,966	281,626	134,123
Shelf offering costs	—	6,291	3,075	—
Other	356,869	521,033	381,815	108,859
Total liabilities	91,910,277	246,162,200	149,155,681	68,388,466
Net assets applicable to Common shares	$227,985,795	$580,419,401	$364,882,653	$190,868,308
Common shares outstanding	32,007,728	48,140,015	30,497,211	10,005,250
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$7.12	$12.06	$11.96	$19.08
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$320,077	$481,400	$304,972	$100,053
Paid-in surplus	275,172,331	678,013,406	425,997,451	190,600,222
Undistributed (Over-distribution of) net investment income	401,253	6,043,312	3,540,023	(634,319)
Accumulated net realized gain (loss)	(39,342,737)	(94,510,122)	(59,518,565)	23,404
Net unrealized appreciation (depreciation)	(8,565,129)	(9,608,595)	(5,441,228)	778,948
Net assets applicable to Common shares	$227,985,795	$580,419,401	$364,882,653	$190,868,308

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended July 31, 2011

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)*
Investment Income
Interest	$21,899,390	$54,434,967	$35,647,585	$676,323
Dividends	401,795	2,165,624	564,785	—
Fees	1,282,125	2,995,400	1,892,592	194,014
Other	40,083	123,562	82,375	—
Total investment income	23,623,393	59,719,553	38,187,337	870,337
Expenses
Management fees	2,434,710	6,312,448	3,871,340	268,174
Shareholders' servicing agent fees and expenses	3,429	1,028	565	77
Interest expense on borrowings	1,081,198	2,947,693	1,715,853	—
Custodian's fees and expenses	125,066	271,674	176,688	29,449
Trustees' fees and expenses	7,312	19,115	12,335	1,255
Professional fees	135,257	99,089	186,657	32,005
Shareholders' reports — printing and mailing expenses	96,525	140,931	109,165	25,967
Stock exchange listing fees	14,446	18,321	12,117	—
Investor relations expense	1,851	—	—	16,844
Other expenses	5,720	14,469	10,824	2,618
Total expenses before custodian fee credit and expense reimbursement	3,905,514	9,824,768	6,095,544	376,389
Custodian fee credit	(54)	(636)	(208)	(7,271)
Expense reimbursement	—	(1,019,380)	(652,604)	—
Net expenses	3,905,460	8,804,752	5,442,732	369,118
Net investment income (loss)	19,717,933	50,914,801	32,744,605	501,219
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,010,063	4,206,927	4,037,396	23,462
Interest rate swaps	(149,932)	(400,915)	(237,763)	—
Change in net unrealized appreciation (depreciation) of: Investments	2,599,252	8,058,794	5,449,298	778,948
Interest rate swaps	(948,975)	(2,532,252)	(1,504,887)	—
Net realized and unrealized gain (loss)	4,510,408	9,332,554	7,744,044	802,410
Net increase (decrease) in net assets applicable to Common shares from operations	$24,228,341	$60,247,355	$40,488,649	$1,303,629

*  For the period May 25, 2011 (commencement of operations) through July 31, 2011.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Senior Income (NSL)		Floating Rate Income (JFR)
	Year Ended 7/31/11	Year Ended 7/31/10	Year Ended 7/31/11	Year Ended 7/31/10
Operations
Net investment income (loss)	$19,717,933	$11,001,084	$50,914,801	$38,747,971
Net realized gain (loss) from: Investments	3,010,063	843,334	4,206,927	(15,811,388)
Interest rate swaps	(149,932)	—	(400,915)	—
Change in net unrealized appreciation (depreciation) of: Investments	2,599,252	35,288,873	8,058,794	85,441,084
Interest rate swaps	(948,975)	—	(2,532,252)	—
Distributions to Preferred shareholders from net investment income	—	(15,266)	—	(219,515)
Net increase (decrease) in net assets applicable to Common shares from operations	24,228,341	47,118,025	60,247,355	108,158,152
Distributions to Common Shareholders
From net investment income	(15,179,179)	(13,860,296)	(32,674,675)	(27,633,733)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(15,179,179)	(13,860,296)	(32,674,675)	(27,633,733)
Capital Share Transactions
Common shares:
Proceeds from sales, net of offering costs	—	—	—	—
Proceeds from shelf offering, net of offering costs	15,529,453	—	9,821,151	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	146,622	86,152	569,176	169,959
Repurchased and retired	—	—	—	(1,264,374)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	15,676,075	86,152	10,390,327	(1,094,415)
Net increase (decrease) in net assets applicable to Common shares	24,725,237	33,343,881	37,963,007	79,430,004
Net assets applicable to Common shares at the beginning of period	203,260,558	169,916,677	542,456,394	463,026,390
Net assets applicable to Common shares at the end of period	$227,985,795	$203,260,558	$580,419,401	$542,456,394
Undistributed (Over-distribution of) net investment income at the end of period	$401,253	$(305,950)	$6,043,312	$(582,484)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (continued)

	Floating Rate Income Opportunity (JRO)		Short Duration Credit Opportunities (JSD)
	Year Ended 7/31/11	Year Ended 7/31/10	For the period 5/25/11 (Commencement of Operations) through 7/31/11
Operations
Net investment income (loss)	$32,744,605	$28,685,388	$501,219
Net realized gain (loss) from: Investments	4,037,396	(5,845,955)	23,462
Interest rate swaps	(237,763)	—	—
Change in net unrealized appreciation (depreciation) of: Investments	5,449,298	48,450,761	778,948
Interest rate swaps	(1,504,887)	—	—
Distributions to Preferred shareholders from net investment income	—	(123,985)	—
Net increase (decrease) in net assets applicable to Common shares from operations	40,488,649	71,166,209	1,303,629
Distributions to Common Shareholders
From net investment income	(23,158,918)	(20,196,415)	(1,135,596)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(23,158,918)	(20,196,415)	(1,135,596)
Capital Share Transactions

Common shares:

Proceeds from sales, net of offering costs	—	—	190,600,000
Proceeds from shelf offering, net of offering costs	25,205,303	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	211,900	128,250	—
Repurchased and retired	—	(87,047)	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	25,417,203	41,203	190,600,000
Net increase (decrease) in net assets applicable to Common shares	42,746,934	51,010,997	190,768,033
Net assets applicable to Common shares at the beginning of period	322,135,719	271,124,722	100,275
Net assets applicable to Common shares at the end of period	$364,882,653	$322,135,719	$190,868,308
Undistributed (Over-distribution of) net investment income at the end of period	$3,540,023	$1,153,709	$(634,319)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

Year Ended July 31, 2011

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)*
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$24,228,341	$60,247,355	$40,488,649	$1,303,629
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(290,222,081)	(755,760,783)	(476,605,290)	(195,662,246)
Proceeds from sales and maturities of investments	288,556,245	753,980,003	467,733,371	8,129,651
Proceeds from (Purchases of) short-term investments, net	5,827,917	15,600,375	3,763,503	—
Proceeds from (Payments for) interest rate swap contracts, net	(149,932)	(400,915)	(237,763)	—
Amortization (Accretion) of premiums and discounts, net	(4,032,607)	(8,454,270)	(6,472,118)	(20,855)
(Increase) Decrease in:
Receivable for interest	26,582	(42,019)	163,246	(882,904)
Receivable for investments sold	(7,217,219)	(15,752,967)	(6,314,820)	(6,104,569)
Receivable for matured senior loans	(40,083)	(123,562)	(82,375)	—
Receivable for shares sold through shelf offering	(3,424)	—	—	—
Other assets	(11,866)	(33,917)	(20,330)	—
Increase (Decrease) in:
Payable for investments purchased	(9,150,150)	(5,630,463)	(9,721,982)	67,028,331
Accrued interest on borrowings	(16,705)	(31,157)	(26,492)	—
Accrued management fees	17,141	74,427	54,565	134,123
Accrued other expenses	92,055	(15,978)	57,810	108,859
Net realized (gain) loss from:
Investments	(3,010,063)	(4,206,927)	(4,037,396)	(23,462)
Interest rate swaps	149,932	400,915	237,763	—
Paydowns	(3,692,419)	(11,701,544)	(7,012,979)	(16)
Change in net unrealized (appreciation) depreciation of:
Investments	(2,599,252)	(8,058,794)	(5,449,298)	(778,948)
Interest rate swaps	948,975	2,532,252	1,504,887	—
Taxes paid on undistributed capital gains	(6,081)	(138,352)	(104,566)	—
Net cash provided by (used in) operating activities	(304,694)	22,483,679	(2,081,615)	(126,768,407)
Cash Flows from Financing Activities:
(Increase) Decrease in deferred shelf offering costs	(36,585)	(138,135)	(40,899)	—
Increase (Decrease) in accrued shelf offering costs	—	6,291	3,075	—
Cash distributions paid to Common shareholders	(14,918,173)	(31,575,611)	(22,685,864)	(18,443)
Proceeds from sale of shares	—	—	—	191,000,000
Proceeds from shelf offering, net of offering costs	15,529,453	9,821,151	25,205,303	—
Organizational costs	—	—	—	(400,000)
Net cash provided by (used in) financing activities	574,695	(21,886,304)	2,481,615	190,581,557
Net Increase (Decrease) in Cash	270,001	597,375	400,000	63,813,150
Cash at the beginning of period	—	2,625	—	100,275
Cash at the End of Period	$270,001	$600,000	$400,000	$63,913,425

*  For the period May 25, 2011 (commencement of operations) through July 31, 2011.

Supplemental Disclosure of Cash Flow Information

Cash paid by Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) for interest on borrowings during the fiscal year ended July 31, 2011, was $990,910, $2,681,963 and $1,572,290, respectively.

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $146,622, $569,176 and $211,900 for Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO), respectively.

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Share- holders(b)	Distributions from Capital Gains to Preferred Share- holders(b)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Offering Costs and Preferred Share Underwriting Discounts	Discount from Shares Repurchased and Retired		Premium from Common Shares Sold through Shelf Offering	Ending Common Share Net Asset Value	Ending Market Value
Senior Income (NSL)
Year Ended 7/31:
2011	$6.81	$.64	$.09	$—	$—	0.73	$(.49)	$—	$(.49)	$—	$—		$.07	$7.12	$6.99
2010	5.70	.37	1.20	— *	—	1.57	(.46)	—	(.46)	—	—		—	6.81	6.95
2009	7.18	.45	(1.46)	(.02)	—	(1.03)	(.45)	—	(.45)	—	—		—	5.70	5.15
2008	8.00	.72	(.83)	(.07)	—	(.18)	(.64)	—	(.64)	—	—		—	7.18	6.18
2007	8.33	.79	(.33)	(.08)	—	.38	(.71)	—	(.71)	—	—		—	8.00	8.08
Floating Rate Income (JFR)
Year Ended 7/31:
2011	11.47	1.07	.19	—	—	1.26	(.69)	—	(.69)	—	—		.02	12.06	11.41
2010	9.76	.82	1.47	— *	—	2.29	(.58)	—	(.58)	—	—	*	—	11.47	11.20
2009	11.83	.71	(2.07)	(.07)	—	(1.43)	(.64)	—	(.64)	—	—	*	—	9.76	8.37
2008	13.08	1.40	(1.20)	(.37)	—	(.17)	(1.08)	—	(1.08)	—	—		—	11.83	10.19
2007	13.90	1.56	(.78)	(.43)	—	.35	(1.17)	—	(1.17)	—	—		—	13.08	12.88

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on Common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  • Ratios do not reflect the effect of dividend payments to Preferred shareholders, where applicable.

  • Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of the interest expense paid on borrowings, where applicable as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(g)		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(g)
Senior Income (NSL)		Floating Rate Income (JFR)
Year Ended 7/31:		Year Ended 7/31:
2011	.49%	2011	.52%
2010	.86	2010	.78
2009	1.83	2009	1.64
2008	2.26	2008	.35
2007	2.35	2007	—

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)		Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)			Preferred Shares at End of Period			Borrowings at End of Period
	Based on Market Value(c)	Based on Common Share Net Asset Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses	Net Investment Income(f)	Expenses	Net Investment Income(f)	Portfolio Turnover Rate	Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Senior Income (NSL)
Year Ended 7/31:
2011	7.72%	12.01%	$227,986	1.78%	8.99%	1.78%	8.99%	100%	$—	$—	$—	$73,950	$4,083
2010	44.83	28.15	203,261	2.18	5.61	2.17	5.62	68	—	—	—	73,950	3,749
2009	(6.83)	(12.25)	169,917	3.50	9.39	3.39	9.50	48	26,000	25,000	188,381	32,900	6,955
2008	(16.31)	(2.32)	214,311	3.88	9.38	3.69	9.57	50	46,000	25,000	141,473	90,000	3,892
2007	7.79	4.39	238,779	3.88	8.99	3.59	9.27	80	46,000	25,000	154,771	103,000	3,765
Floating Rate Income (JFR)
Year Ended 7/31:
2011	7.96	11.31	580,419	1.72	8.74	1.54	8.92	99	—	—	—	197,740	3,935
2010	41.48	23.85	542,456	2.03	7.14	1.74	7.42	51	—	—	—	197,740	3,743
2009	(9.82)	(10.37)	463,026	3.25	8.27	2.79	8.74	38	105,000	25,000	135,244	38,500	15,754
2008	(13.07)	(1.43)	560,473	2.04	10.71	1.50	11.25	30	165,000	25,000	109,920	235,000	4,087
2007	6.69	2.33	619,843	1.59	10.63	1.08	11.14	81	400,000	25,000	63,740	—	—

(e)  After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash deposit with the custodian bank, where applicable. As of October 31, 2009, the Adviser is no longer reimbursing Senior Income (NSL) for any fees or expenses.

(f)  Each ratio of Net Investment Income includes the effect of the increase of the net realizable value of the receivable for matured senior loans as described in Footnote 1—General Information and Significant Accounting Policies, Investment Income. The increase (decrease) to the Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares		Increase (Decrease) to Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares
Senior Income (NSL)		Floating Rate Income (JFR)
Year Ended 7/31:		Year Ended 7/31:
2011	.02%	2011	.02%
2010	.09	2010	.08
2009	N/A	2009	N/A
2008	N/A	2008	N/A
2007	N/A	2007	N/A

(g)  Borrowings Interest Expense includes all interest expense and other costs related to borrowings.

N/A   The Fund had no matured senior loans during the period.

*  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Share- holders(b)	Distributions from Capital Gains to Preferred Share- holders(b)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Offering Costs and Preferred Share Underwriting Discounts	Discount from Shares Repurchased and Retired		Premium from Common Shares Sold through Shelf Offering	Ending Common Share Net Asset Value	Ending Market Value
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2011	$11.34	$1.12	$.22	$—	$—	1.34	$(.79)	$—	$(.79)	$—	$—		$.07	$11.96	$11.46
2010	9.54	1.01	1.50	— **	—	2.51	(.71)	—	(.71)	—	—	**	—	11.34	11.64
2009	11.75	.73	(2.15)	(.07)	—	(1.49)	(.72)	—	(.72)	—	—	**	—	9.54	8.35
2008	13.14	1.41	(1.29)	(.37)	—	(.25)	(1.14)	—	(1.14)	—	—		—	11.75	10.06
2007	13.95	1.62	(.78)	(.43)	—	.41	(1.22)	—	(1.22)	—	—		—	13.14	13.05
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2011 (h)	19.10	.05	.08	—	—	.13	(.11)	—	(.11)	(.04)	—		—	19.08	18.37

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on Common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  • Ratios do not reflect the effect of dividend payments to Preferred shareholders, where applicable.

  • Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of the interest expense paid on borrowings, where applicable as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(g)		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(g)
Floating Rate Income Opportunity (JRO)		Short Duration Credit Opportunities (JSD)
Year Ended 7/31:		Year Ended 7/31:
2011	.49%	2011(h)	—%
2010	.86
2009	1.65
2008	.35
2007	—

Nuveen Investments

				Ratios/Supplemental Data
		Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)					Preferred Shares at End of Period			Borrowings at End of Period
		Based on Market Value(c)	Based on Common Share Net Asset Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income(f)		Expenses		Net Investment Income(f)		Portfolio Turnover Rate	Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2011		5.20%	12.77%	$364,883	1.75%		9.19%		1.56%		9.38%		101%	$—	$—	$—	$117,270	$4,111
2010		49.00	26.66	322,136	2.14		8.95		1.84		9.25		58	—	—	—	117,270	3,747
2009		(7.35)	(10.57)	271,125	3.35		8.74		2.86		9.23		41	60,000	25,000	137,969	37,350	9,865
2008		(14.88)	(1.99)	334,040	2.06		10.88		1.55		11.38		33	100,000	25,000	108,510	140,000	4,100
2007		7.13	2.73	373,366	1.61		11.06		1.13		11.54		81	240,000	25,000	63,892	—	—
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2011	(h)	(7.58)	.49	190,868	1.16	*	1.52	*	1.16	*	1.52	*	5	—	—	—	—	—

(e)  After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash deposit with the custodian bank, where applicable.

(f)  Each ratio of Net Investment Income includes the effect of the increase of the net realizable value of the receivable for matured senior loans as described in Footnote 1—General Information and Significant Accounting Policies, Investment Income. The increase (decrease) to the Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares		Increase (Decrease) to Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares
Floating Rate Income Opportunity (JRO)		Short Duration Credit Opportunities (JSD)
Year Ended 7/31:		Year Ended 7/31:
2011	.02%	2011(h)	N/A
2010	.09
2009	N/A
2008	N/A
2007	N/A

(g)  Borrowings Interest Expense includes all interest expense and other costs related to borrowings.

(h)  For the period May 25, 2011 (commencement of operations) through July 31, 2011.

N/A   The Fund had no matured senior loans during the period.

*  Annualized.

**  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding Common share New York Stock Exchange ("NYSE") symbols are Nuveen Senior Income Fund (NSL), Nuveen Floating Rate Income Fund (JFR), Nuveen Floating Rate Income Opportunity Fund (JRO) and Nuveen Short Duration Credit Opportunities Fund (JSD) (each a "Fund" and collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Effective January 1, 2011, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen") changed its name to Nuveen Fund Advisors, Inc. (the "Adviser").

Prior to commencement of operations, Short Duration Credit Opportunities (JSD) had no operations other than those related to organizational matters, the initial capital contribution of $100,275 to the Fund by the Adviser, and the recording of the Fund's organizational expenses ($11,000) and its reimbursement by the Adviser.

Senior Income's (NSL) investment objective is to achieve a high level of current income, consistent with capital preservation. The Fund invests 80% of its total assets in adjustable rate senior secured loans. The Fund may invest up to 20% of its total assets in U.S. dollar- denominated senior loans of non-U.S. borrowers, senior loans that are not secured, other debt securities, and equity securities and warrants acquired in connection with the Fund's investment in senior loans.

Floating Rate Income's (JFR) investment objective is to achieve a high level of current income. The Fund invests at least 65% of its Managed Assets (as defined in Footnote 7—Management Fees and Other Transactions with Affiliates) in adjustable rate senior loans that are secured by specific collateral. The Fund may invest a substantial portion of its Managed Assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or are unrated but judged to be of comparable quality by the Fund's sub-adviser Symphony Asset Management, LLC ("Symphony"), a subsidiary of Nuveen.

Floating Rate Income Opportunity's (JRO) investment objective is to achieve a high level of current income. The Fund invests at least 80% of its Managed Assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its Managed Assets in adjustable rate senior loans that are secured by specific collateral.

Short Duration Credit Opportunities' (JSD) investment objective is to provide current income and the potential for capital appreciation. The Fund seeks to achieve its objective by primarily investing in a blended portfolio of below investment grade adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. Under normal market circumstances the Fund will invest at least 70% of its Managed Assets in adjustable rate senior loans and second lien loans. The Fund may make limited tactical investments in high yield debt and other debt instruments of up to 30% of its Managed Assets. No more than 20% of the Fund's Managed Assets may be invested in debt instruments that are, at the time of investment, rated CCC+ or Caa or below by any Nationally Recognized Statistical Rating Organization or that are unrated but judged by Symphony to be of comparable quality. The Fund may enter into tactical short positions consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its Managed Assets. Initially, these short positions will not increase the Fund's leverage ratio or overall investment exposure because the Fund will not use any proceeds or cash from short sales to invest in additional securities. The Fund may invest up to 20% of its Managed Assets in debt instruments of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund's investments in debt instruments of non-U.S. issuers may include debt instruments of issuers located, or conducting their business, in emerging markets countries.

Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities, senior loans and interest rate swaps are provided by a pricing service approved by the Funds' Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income instruments, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2011, Senior Income (NSL), Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO) and Short Duration Credit Opportunities (JSD) had outstanding when-issued/delayed delivery purchase commitments of $15,139,920, $41,975,986, $27,688,518 and $67,028,331, respectively.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses and fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Other income includes the net increase of the net realizable value of the receivable for matured senior loans during the current fiscal period.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends to Common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. GAAP.

Preferred Shares

The Funds are authorized to issue Preferred shares. As of July 31, 2010, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) redeemed all of their outstanding Preferred shares, at liquidation values of $46,000,000, $400,000,000 and $240,000,000, respectively. Short Duration Credit Opportunities (JSD) has not issued Preferred shares since its commencement of operations on May 25, 2011, through the end of the current reporting period.

During the fiscal year ended July 31, 2010, lawsuits pursuing claims made in a demand letter alleging that the Funds' Board of Trustees breached their fiduciary duties related to the redemption at par of the Funds' Preferred shares had been filed on behalf of shareholders of the Funds, against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of the Funds. Nuveen and the other defendants have filed a motion to dismiss the lawsuits, which are still pending before the court. Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties are defending themselves vigorously against these charges.

During the current reporting period, Nuveen Investments, LLC, known as Nuveen Securities, LLC, effective April 30, 2011, ("Nuveen Securities") entered into a settlement with the Financial Industry Regulatory Authority ("FINRA") with respect to certain allegations regarding Nuveen-sponsored closed-end fund Auction Rate Preferred Shares ("ARPS") marketing brochures. As part of this settlement, Nuveen Securities neither admitted to nor denied FINRA's allegations. Nuveen Securities is the broker-dealer subsidiary of Nuveen.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities were false and misleading. Nuveen Securities agreed to a censure and the payment of a $3 million fine.

Nuveen Investments

Interest Rate Swap Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. The Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Preferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract, and are equal to the difference between the Fund's basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended July 31, 2011, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunities (JRO) entered into interest rate swap contracts to partially fix the interest cost of leverage, which the Funds obtain through the use of bank borrowings. The average notional amount of interest rate swap contracts outstanding during the fiscal year ended July 31, 2011, was as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Average notional amount of interest rate swap contracts outstanding*	$22,185,000	$59,322,000	$35,181,000

*  The average notional amount is calculated based on the notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal period.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Common Shares Shelf Offering and Shelf Offering Costs

During the fiscal year ended July 31, 2011, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) each filed a registration statement with the Securities and Exchange Commission authorizing each Fund to issue an additional 2.9 million, 4.7 million and 2.8 million Common shares, respectively, through an equity shelf offering. Under these equity shelf

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

programs, each Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund's net asset value per Common share.

During the fiscal year ended July 31, 2011, Senior Income (NSL) Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) issued 2,140,249, 796,632 and 2,068,353 Common shares, respectively, receiving offering proceeds, net of offering costs of $15,529,453, $9,821,151 and $25,205,303, respectively.

Costs incurred by the Funds in connection with the shelf offerings of their Common shares are recorded as a deferred charge which are amortized over the period such additional Common shares are sold not to exceed the one-year life of the shelf offering period.

Common Shares Organizational and Offering Costs

The Adviser has agreed to reimburse all organizational expenses (approximately $11,000) of Short Duration Credit Opportunities (JSD) and to pay all offering costs (other than the sales load) that exceed $.04 per share. The Fund's share of offering costs ($400,000) was recorded as a reduction of proceeds from the sale of shares.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity.

Nuveen Investments

Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 —  Quoted prices in active markets for identical securities.

Level 2 —  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of July 31, 2011:

Senior Income (NSL)	Level 1	Level 2	Level 3	Total
Investments:
Variable Rate Senior Loan Interests	$—	$258,727,405	$—	$258,727,405
Common Stocks*	2,925,121	4,714,782	—	7,639,903
Convertible Bonds	—	861,687	—	861,687
Corporate Bonds	—	19,915,063	—	19,915,063
Short-Term Investments	—	17,989,990	—	17,989,990
Derivatives:
Interest Rate Swaps**	—	(948,975)	—	(948,975)
Total	$2,925,121	$301,259,952	$—	$304,185,073
Floating Rate Income (JFR)	Level 1	Level 2	Level 3	Total
Investments:
Variable Rate Senior Loan Interests	$—	$681,634,200	$—	$681,634,200
Common Stocks*	1,531,265	15,892,521	—	17,423,786
Convertible Bonds	—	1,875,437	—	1,875,437
Corporate Bonds	—	36,840,288	—	36,840,288
Asset-Backed Securities	—	2,703,300	—	2,703,300
Investment Companies	12,013,638	—	—	12,013,638
Warrants	3,997,263	—	—	3,997,263
Short-Term Investments	—	30,173,651	—	30,173,651
Derivatives:
Interest Rate Swaps**	—	(2,532,252)	—	(2,532,252)
Total	$17,542,166	$766,587,145	$—	$784,129,311
Floating Rate Income Opportunity (JRO)	Level 1	Level 2	Level 3	Total
Investments:
Variable Rate Senior Loan Interests	$—	$419,075,754	$—	$419,075,754
Common Stocks*	1,410,908	9,104,264	—	10,515,172
Convertible Bonds	—	1,571,313	—	1,571,313
Corporate Bonds	—	34,655,966	—	34,655,966
Asset-Backed Securities	—	1,802,200	—	1,802,200
Warrants	3,410,271	—	—	3,410,271
Short-Term Investments	—	19,134,741	—	19,134,741
Derivatives:
Interest Rate Swaps**	—	(1,504,887)	—	(1,504,887)
Total	$4,821,179	$483,839,351	$—	$488,660,530
Short Duration Credit Opportunities (JSD)	Level 1	Level 2	Level 3	Total
Investments:
Variable Rate Senior Loan Interests	$—	$161,091,876	$—	$161,091,876
Corporate Bonds	—	27,264,000	—	27,264,000
Total	$—	$188,355,876	$—	$188,355,876

*  Refer to the Fund's Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

During the fiscal year ended July 31, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Funds were invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of July 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Senior Income (NSL)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	Net unrealized appreciation on interest rate swaps*	$502	Net unrealized depreciation on interest rate swaps*	$949,477

Floating Rate Income (JFR)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	Net unrealized appreciation on interest rate swaps*	$1,814	Net unrealized depreciation on interest rate swaps*	$2,534,066

Floating Rate Income Opportunity (JRO)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	Net unrealized appreciation on interest rate swaps*	$796	Net unrealized depreciation on interest rate swaps*	$1,505,683

*  Value represents cumulative gross unrealized appreciation (depreciation) of swap contracts as reported in each Fund's Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Interest Rate Swaps	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Risk Exposure
Interest Rate	$(149,932)	$(400,915)	$(237,763)
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Risk Exposure
Interest Rate	$(948,975)	$(2,532,252)	$(1,504,887)

Nuveen Investments

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	Senior Income (NSL)		Floating Rate Income (JFR)		Floating Rate Income Opportunity (JRO)		Short Duration Credit Opportunities (JSD)
	Year Ended 7/31/11	Year Ended 7/31/10	Year Ended 7/31/11	Year Ended 7/31/10	Year Ended 7/31/11	Year Ended 7/31/10	For the period 5/25/11 (commencement of operations) through 7/31/11
Common shares:
Sold	—	—	—	—	—	—	10,000,000
Sold through shelf offering	2,140,249	—	796,632	—	2,068,353	—	—
Issued to shareholders due to reinvestment of distributions	20,595	12,531	46,347	14,604	17,824	11,112	—
Repurchased and retired	—	—	—	(137,893)	—	(9,700)	N/A
Total	2,160,844	12,531	842,979	(123,289)	2,086,177	1,412	10,000,000
Weighted average Common share:
Price per share repurchased and retired	$—	$—	$—	$9.15	$—	$8.95	$—
Discount per share repurchased and retired	—	—	—	12.86%	—	13.25%	—
Premium to NAV per shelf offering share sold	4.12%	—	1.50%	—	2.97%	—	—

N/A – Short Duration Credit Opportunities (JSD) is not authorized to repurchase its outstanding common shares.

Preferred Shares

Transactions in Preferred shares were as follows:

	Senior Income (NSL)				Floating Rate Income (JFR)
	Year Ended 7/31/11		Year Ended 7/31/10		Year Ended 7/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Preferred shares redeemed:
Series M	N/A	N/A	—	$—	N/A	N/A	1,050	$26,250,000
Series T	N/A	N/A	—	—	N/A	N/A	1,050	26,250,000
Series W	N/A	N/A	—	—	N/A	N/A	1,050	26,250,000
Series TH	N/A	N/A	1,040	26,000,000	N/A	N/A	—	—
Series F	N/A	N/A	—	—	N/A	N/A	1,050	26,250,000
Total	N/A	N/A	1,040	$26,000,000	N/A	N/A	4,200	$105,000,000

	Floating Rate Income Opportunity (JRO)
	Year Ended 7/31/11		Year Ended 7/31/10
	Shares	Amount	Shares	Amount
Preferred shares redeemed:
Series M	N/A	N/A	800	$20,000,000
Series T	N/A	N/A	—	—
Series W	N/A	N/A	—	—
Series TH	N/A	N/A	800	20,000,000
Series F	N/A	N/A	800	20,000,000
Total	N/A	N/A	2,400	$60,000,000

N/A – Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) redeemed all $46,000,000, $400,000,000 and $240,000,000, respectively, of their outstanding Preferred shares during the fiscal year ended July 31, 2010.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended July 31, 2011, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)*
Purchases	$290,222,081	$755,760,783	$476,605,290	$195,662,246
Sales and maturities	288,556,245	753,980,003	467,733,371	8,129,651

*  For the period May 25, 2011 (commencement of operations) through July 31, 2011.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing certain gains and losses on investment transactions and, for Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO) and Short Duration Credit Opportunities (JSD), recognition of premium amortization. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Cost of investments	$312,939,827	$794,397,246	$494,460,104	$187,588,716
Gross unrealized:
Appreciation	$7,724,334	$21,033,059	$14,951,483	$1,313,941
Depreciation	(15,530,113)	(28,768,742)	(19,246,170)	(546,781)
Net unrealized appreciation (depreciation) of investments	$(7,805,779)	$(7,735,683)	$(4,292,687)	$767,160

Permanent differences, primarily due to federal taxes paid, paydowns, expiration of capital loss carryforwards, bond premium adjustments and treatment of notional principal contracts resulted in reclassifications among the Funds' components of Common share net assets at July 31, 2011, the Funds' tax year end, as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Paid-in-surplus	$(9,341,908)	$(138,352)	$(104,566)	$—
Undistributed (Over-distribution of) net investment income	(3,831,551)	(11,614,330)	(7,199,373)	58
Accumulated net realized gain (loss)	13,173,459	11,752,682	7,303,939	(58)

Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2011, the Funds' tax year end, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Undistributed net ordinary income *	$2,025,874	$9,833,021	$6,076,483	$536,469
Undistributed net long-term capital gains	—	—	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2011, paid on August 1, 2011.

The tax character of distributions paid during the Funds' tax years ended July 31, 2011 and July 31, 2010, was designated for purposes of the dividends paid deduction as follows:

July 31, 2011	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)**
Distributions from net ordinary income *	$15,063,956	$32,126,213	$22,894,559	$—
Distributions from net long-term capital gains	—	—	—	—

July 31, 2010	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Distributions from net ordinary income *	$13,684,842	$27,379,807	$19,988,093
Distributions from net long-term capital gains	—	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

**  For the period May 25, 2011 (commencement of operations) through July 31, 2011.

At July 31, 2011, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Expiration:
July 31, 2015	$1,002,070	$5,063,902	$—
July 31, 2016	—	183,234	—
July 31, 2017	8,900,332	21,620,554	12,869,177
July 31, 2018	29,264,459	67,020,214	46,332,843
Total	$39,166,861	$93,887,904	$59,202,020

At July 31, 2011, the Fund's tax year end, $9,335,827 of Senior Income's (NSL) capital loss carryforward expired.

During the tax year ended July 31, 2011, the Funds utilized capital loss carryforwards as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Utilized capital loss carryforwards	$1,368,428	$8,181,631	$9,385,159

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components – a fund–level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Senior Income (NSL) Fund-Level Fee Rate
For the first $1 billion	.6500%
For the next $1 billion	.6375
For the next $3 billion	.6250
For the next $5 billion	.6000
For Managed Assets over $10 billion	.5750

Average Daily Managed Assets*	Floating Rate Income (JFR) Floating Rate Income Opportunity (JRO) Fund-Level Fee Rate	Short Duration Credit Opportunities (JSD) Fund-Level Fee Rate
For the first $500 million	.6500%	.6500%
For the next $500 million	.6250	.6375
For the next $500 million	.6000	.6250
For the next $500 million	.5750	.6125
For Managed Assets over $2 billion	.5500	.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute ''eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2011, the complex-level fee rate for these Funds was .1770%.

Nuveen Investments

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund's overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony under which Symphony manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds' investments in interest rate swap contracts. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first eight years of Floating Rate Income's (JFR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,			Year Ending March 31,
2004	*	.32%	2009	.32%
2005		.32	2010	.24
2006		.32	2011	.16
2007		.32	2012	.08
2008		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Floating Rate Income (JFR) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Floating Rate Income Opportunity's (JRO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending July 31,			Year Ending July 31,
2004	*	.30%	2009	.30%
2005		.30	2010	.22
2006		.30	2011	.14
2007		.30	2012	.08
2008		.30

*  From the commencement of operations.

The Adviser has not agreed to reimburse Floating Rate Income Opportunity (JRO) for any portion of its fees and expenses beyond July 31, 2012.

During the fiscal year ended July 31, 2011, the Adviser received commissions of $31,634, $19,906 and $51,172, related to the sale of Common shares from the shelf offerings of Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO), respectively.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with the custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At July 31, 2011, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) had unfunded senior loan commitments of $2,000,000, $3,000,000 and $2,000,000, respectively. Short Duration Credit Opportunities (JSD) had no unfunded senior loan commitments as of July 31, 2011.

Participation Commitments

With respect to the senior loans held in each Fund's portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the selling participant or other persons interpositioned between the Fund and the Borrower. At July 31, 2011, there were no such outstanding participation commitments in any of the Funds.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

9. Borrowing Arrangements

Each Fund has entered into a credit agreement ("Borrowings") with an affiliate of Citibank N.A. as a means of financial leverage. Each Fund's maximum commitment amount under its Borrowings is as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Maximum commitment amount	$75,500,000	$209,500,000	$120,000,000

As of July 31, 2011, each Fund's outstanding balance on its Borrowings were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Outstanding balance on Borrowings	$73,950,000	$197,740,000	$117,270,000

During the fiscal year ended July 31, 2011, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Average daily balance outstanding	$73,950,000	$197,740,000	$117,270,000
Average annual interest rate	1.32%	1.32%	1.32%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund's portfolio of investments. Interest expense incurred on these Borrowings, which is based on a commercial paper rate, is recognized as a component of "Interest expense on borrowings" on the Statement of Operations. In addition to the interest expense, each Fund pays a .65% per annum program fee, based on the average daily outstanding balance and a .35% per annum liquidity fee, based on the total commitment amount of the borrowings through the renewal date, both of which are recognized as a component of "Interest expense on borrowings" on the Statement of Operations. On May 10, 2011, each Fund amended its Borrowings with Citibank N.A. and decreased the per annum program fee, based on the average daily outstanding balance from .65% to .60% and a per annum liquidity fee, based on total commitment amount of borrowings through the renewal date from .35% to .25%. Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities.

Costs incurred by each Fund in connection with amending its Borrowings were recorded as a deferred charge that were fully expensed during the current fiscal period and included as a component of "Interest expense on borrowings" on the Statement of Operations.

On August 12, 2011, subsequent to the reporting period, Short Duration Credit Opportunities (JSD) entered into a $75 million (maximum commitment amount) Borrowings with Bank of America, N.A. ("Bank of America") as a means of financial leverage. On August 17, 2011, the Fund amended its Borrowings with Bank of America and increased its maximum commitment amount from $75 million to $85 million. In order to maintain these Borrowings, Short Duration Credit Opportunities (JSD) must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments. Interest is charged on these Borrowings at 3-Month LIBOR (London Inter-bank Offered Rate) plus .85% per annum

Nuveen Investments

on the amount borrowed and .25% per annum on the undrawn balance. The Fund also accrues a commitment fee of .10% per annum on the maximum commitment amount and incurred a one-time .10% amendment fee on the increased maximum commitment amount, which will be fully expensed during the fiscal year ended July 31, 2012.

10. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-03 ("ASU No. 2011-03"). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

■ ROBERT P. BREMNER(2)

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	247

■ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	247

■ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	247

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ DAVID J. KUNDERT(2)

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater Milwaukee Foundation.	247

■ WILLIAM J. SCHNEIDER(2)

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller- Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	247

■ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	247

■ CAROLE E. STONE(2)

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	247

■ VIRGINIA L. STRINGER

8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	247

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ TERENCE J. TOTH(2)

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	247

Interested Board Member:

■ JOHN P. AMBOIAN(3)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	247

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	247

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds: (continued):

■ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	133

■ CEDRIC H. ANTOSIEWICZ

1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	247

■ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	247

■ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.	247

■ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	247

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds: (continued):

■ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	247

■ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	247

■ LARRY W. MARTIN

7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	247

■ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company LLC, Tradewinds Global Investors LLC, NWQ Holdings LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC: prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	247

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds: (continued):

■ KATHLEEN L. PRUDHOMME

3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	247

(1)  Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)  Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (each, a "Board" and each Trustee, a "Board Member") of the Funds, including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), are responsible for approving the advisory agreements (each, an "Investment Management Agreement") between each Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreements (each a "Sub-Advisory Agreement") between the Advisor and Symphony Asset Management LLC (the "Sub-Advisor"; the Advisor and the Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser") and their periodic continuation. The Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements." Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), after an initial term of up to two years, the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Nuveen Senior Income Fund (the "Senior Income Fund"), the Nuveen Floating Rate Income Fund (the "Floating Rate Income Fund") and the Nuveen Floating Rate Income Opportunity Fund (the "Floating Rate Income Opportunity Fund") for an additional one-year period.

The Nuveen Short Duration Credit Opportunities Fund (the "Short Duration Fund") is new. The initial advisory agreement between the Advisor and the Short Duration Fund and the initial sub-advisory agreement between Advisor and the Sub-Advisor, on behalf of such Fund, were approved separately at meetings of the Board of such Fund held on February 25-28, 2011 and April 19-20, 2011.

The discussion of the approvals for the Funds other than the Short Duration Fund is set forth in Section I, followed by the discussion in Section II of the approvals for the Short Duration Fund.

With respect to the Funds listed above (for purposes of this Section I, the "Funds"), in preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Funds' Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor. As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications

Nuveen Investments

and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds' investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Advisor in 2010 and 2011. The Board also met with State Street Bank & Trust Company, the Funds' accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor's investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing

Nuveen Investments

communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds' performance and the applicable investment team. In this regard, the Board reviewed each Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds, including the Floating Rate Income Fund and the Floating Rate Income Opportunity Fund. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder's investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that each Fund had demonstrated generally favorable performance in comparison to its peers, performing in the top two quartiles.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members observed that the Funds had net management fees and net expense ratios below or in line with their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent

Nuveen Investments

Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members also reviewed the fees the Sub-Advisor assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

The Independent Board Members also reviewed the Sub-Advisor's revenues, expenses and pre-tax profitability margins. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Nuveen Investments

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen's trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to the Advisor, the Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The Independent Board Members noted that the Advisor's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. With respect to the Sub-Advisor, the Board considered that the Sub-Advisor currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

The Board Members are responsible for approving advisory arrangements for the Short Duration Fund (for purposes of this Section II, the "Fund") and, at a meeting held on February 25-28, 2011 (the "February Meeting"), were asked to approve the advisory arrangements for the Fund. At the February Meeting, the respective Board Members, including the Independent Board Members, considered and approved the investment management agreement (the "Investment Management Agreement") between the Fund and the Advisor and the investment sub-advisory agreement (the "Sub-Advisory Agreement") between the Advisor and the Sub-Advisor on behalf of the Fund. At a

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

subsequent meeting held on April 19-20, 2011 (the "April Meeting"), the Board Members, including the Independent Board Members, considered and approved certain revisions to the Fund's investment guidelines, leverage parameters, and management fee.

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the February Meeting, the Independent Board Members had received, in adequate time in advance of the February Meeting or at prior meetings, materials which outlined, among other things:

•  the nature, extent and quality of services expected to be provided by the Fund Adviser;

•  the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•  the expertise and background of the Fund Adviser with respect to the Fund's investment strategy;

•  certain performance-related information (as described below);

•  the profitability of Nuveen Investments, Inc. ("Nuveen") (which incorporated Nuveen's wholly-owned affiliated sub-advisers);

•  the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

• the expected expenses of the Fund, including comparisons of the Fund's expected expense ratio with the expense ratios of comparable funds; and

•  the soft dollar practices of the Fund Adviser, if any.

At the February Meeting, the Advisor made a presentation to and responded to questions from the Board of each Fund. During the February Meeting, the Independent Board Members also met privately with their legal counsel to review the Boards' duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser's fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

Nuveen Investments

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser's services, including advisory services and administrative services. As the Advisor and the Sub-Advisor already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser's organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the February Meeting or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser's organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background, experience and track record of the Fund Adviser's investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, the Advisor is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisor and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Advisor would oversee the Sub-Advisor.

In addition to the foregoing services, the Independent Board Members also noted the additional services that the Advisor or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences; and having direct communications with analysts and financial advisors.

In evaluating the services of the Sub-Advisor, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Advisor was not expected to supply other significant administrative services to the Fund. In addition, the Board Members recognized the Sub-Advisor's experience and established philosophy and process.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and therefore did not have its own performance history. However, the Independent Board Members are familiar with the performance records of other Nuveen funds. In this regard, the Independent Board Members were provided with performance information, including return information for the one-year, three-year, five-year and ten-year periods, as available, ending December 31, 2010, for certain other closed-end funds within the industry, including three senior loan funds in the Nuveen fund complex for which the Sub-Advisor also serves as sub-adviser (the "Other Symphony CEFs").

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund's proposed management fee structure and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable funds.

The Independent Board Members reviewed, among the other things, the management fees of various other funds classified as loan participation funds, including the Other Symphony CEFs. In addition, the Independent Board Members noted that the Fund may make investments in certain instruments that have the economic effect of leverage. The Independent Board Members recognized that assets attributable to the Fund's use of effective leverage would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily "Managed Assets." "Managed Assets" generally means the total assets of the Fund minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). "Total assets" for this purpose includes assets attributable to the Fund's use of leverage (whether or not those assets are reflected in the Fund's financial statements for purposes of U.S. generally accepted accounting principles). The Board Members recognized that because a decision to increase the Fund's leverage would have the effect, all other things being equal, of increasing Managed Assets, and, therefore, the Advisor's management fee and the Sub-Advisor's sub-advisory fee, the Advisor and the Sub-Advisor may have an incentive to increase the Fund's use of leverage. Notwithstanding the foregoing, the Independent Board Members considered that the Advisor would seek to manage that incentive by only increasing the Fund's use of leverage when it determines that such increase is consistent with the Fund's investment objective, and by periodically reviewing the Fund's performance and use of leverage with the Board.

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below)

Nuveen Investments

and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees the Advisor assesses to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the February Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the advisory fees of the Sub-Advisor, the Independent Board Members are familiar with the pricing schedule the Sub-Advisor charges for similar investment management services for other clients and/or Nuveen funds, as applicable. The Independent Board Members have previously reviewed the fees the Sub-Advisor assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee.

3. Profitability of Nuveen

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the February Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also reviewed the Form 10-K filed by Nuveen on March 31, 2010 and the Form 8-K filed by Nuveen on December 13, 2010. The Independent Board Members have also considered, at the February Meeting or at prior meetings, Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the respective Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In this regard, however, given that the Fund is a closed-end fund, the Independent Board Members recognized that although the Fund may from time to time make additional share offerings, the growth in its assets will occur primarily through appreciation of its investment portfolio.

Nuveen Investments

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund's shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential "fall out" or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues expected to be received by affiliates of the Advisor for serving as agent at Nuveen's trading desk or acting as co-manager in an initial public offering.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. With respect to the Advisor, the Independent Board Members recognized that such Fund Adviser has authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The Independent Board Members noted that the Advisor's profitability may be somewhat lower if it did not receive research services pursuant to the soft dollar arrangements and had to acquire such services directly. With respect to the Sub-Advisor, the Independent Board Members considered that such Fund Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling at the February Meeting. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable,

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

that the Fund Adviser's fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

As noted, subsequent to the February Meeting, the Advisor proposed certain revisions to the Fund's investment guidelines and leverage parameters and in connection therewith, also proposed a reduction in the management fee. The Independent Board Members noted at the April Meeting that, other than a reduction in management fees, the terms and services provided under the Investment Management Agreement and the Sub-Advisory Agreement would be the same. Accordingly, the Board determined that the considerations of the Board Members at the February Meeting for approval of the Advisory Agreements were equally applicable to the approval of the Advisory Agreements at the April Meeting, at which they re-approved the Advisory Agreements.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently (continued)

brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Barclays Capital Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

•  CSFB Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

•  Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The following federal income tax information is provided with respect to the Funds' distributions paid during the taxable year ended July 31, 2011. Senior Income (NSL), Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO) and Short Duration Credit Opportunity (JSD) hereby designate 91.54%, 89.26%, 92.33% and 77.98%, respectively, (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2011.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
NSL	—

JFR	—

JRO	—

JSD	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

EAN-B-0711D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

SENIOR INCOME FUND

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
July 31, 2011	$51,100	$32,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2010	$37,945	$0	$0	$10,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
July 31, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
July 31, 2011	$0	$0	$0	$0
July 31, 2010	$10,000	$0	$0	$10,000

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

SYMPHONY

Symphony Asset Management votes proxies with the objective of maximizing shareholder value for its clients and in accordance with the firm’s Policies and Procedures for Proxy Voting.  Symphony’s Proxy Voting Committee is responsible for establishing proxy voting guidelines; review and oversight of the firm’s Policies and Procedures for Proxy Voting; oversight of day-to-day proxy voting related activities; and, for overseeing the activities of proxy service providers utilized by the firm.

Symphony has established guidelines for proxy voting based on the recommendations of an independent third-party proxy service provider.  Symphony utilizes one or more independent third-party service providers to vote proxy in accordance with Symphony’s guidelines.  Service providers also provide proxy voting related research material as required.

In its Policies and Procedures for Proxy Voting, Symphony specifies a process for identifying and managing conflicts of interest in the proxy voting process so that votes are cast in the best interests of clients.  Conflicts of interest may arise from relationships Symphony has with its clients, vendors and lenders.  Symphony portfolio managers may change a proxy vote recommended by the firm’s guidelines to resolve a conflict of interest or for other reasons in the best economic interests of clients.  Symphony’s Proxy Voting Committee reviews vote changes.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Symphony Asset Management also referred to as “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers of the Sub-Adviser.

SYMPHONY ASSET MANAGEMENT

A. PORTFOLIO MANAGER BIOGRAPHIES

Gunther Stein, Chief Investment Officer and Chief Executive Officer, Portfolio Manager

Gunther Stein is the lead portfolio manager for both high yield and convertible bond strategies at Symphony Asset Management as well as the lead portfolio manager of Nuveen’s senior loan asset management team. Prior to joining Symphony in 1999, Stein was a high yield portfolio manager at Wells Fargo Bank, where he was responsible for investing in public high yield bonds and bank loans and also managed a team of credit analysts. Stein joined Wells Fargo in 1993 as an Associate in its Loan Syndications/Leveraged Finance Group. Previously, Stein worked for four years as a euro-currency deposit trader with First Interstate Bank. He has also worked for Standard Chartered Bank, Mexico City and Citibank Investment Bank, London.  He completed Wells Fargo’s Credit Management Training program and holds an M.B.A. from the University of Texas, Austin. He graduated from the University of California at Berkeley with a B.A. in Economics.

B. OTHER ACCOUNTS

OTHER ACCOUNTS MANAGED BY Gunther Stein AS OF 7/31/11

Gunther Stein
(a) RICs
Number of accts	16
Assets	$2.253 billion

(b) Other pooled accts
Non-performance fee accts
Number of accts	12
Assets	$84.47 million
Performance fee accts
Number of accts	20
Assets	$1.365 billion

(c) Other
Non-performance fee accts
Number of accts	5
Assets	$51.45 million
Performance fee accts
Number of accts	5
Assets	$159.80 million

C. POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

D. FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses.   The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team.   Factors considered in that assessment include the total return and risk-adjusted total return performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies.  The portfolio manager also receives long-term incentives tied to the performance and growth of Symphony and Nuveen.

E. OWNERSHIP OF NSL SECURITIES AS OF JULY 31, 2011.

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
Gunther Stein	$10,001-$50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Senior Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: October 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: October 7, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 7, 2011